SEC File Nos. 333-74995

811-04692

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 25

And

Registration Statement

Under

The Investment Company Act of 1940

Amendment No. 56

____________________

EMERGING MARKETS GROWTH FUND, INC.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Blvd., 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including area code:

(213) 486-9200

____________________

Laurie D. Neat, Secretary

Emerging Markets Growth Fund, Inc.

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Name and Address of Agent for Service)

____________________

Copies to:

Robert W. Helm, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on September 1, 2015 pursuant to paragraph (b) of Rule 485.

Emerging Markets Growth Fund, Inc.SM Prospectus September 1, 2015

Ticker: EMRGX

Table of contents

Investment objective	1
Fees and expenses of the fund	1
Principal investment strategies	2
Principal risks	3
Investment results	4
Management	5
Purchase and sale of fund shares	5
Tax information	5
Investment objective, strategies and risks	6
Management and organization	9
Purchase and sale of fund shares	10
How to sell shares	11
Distributions and taxes	13
Financial highlights	14

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective

The fund’s investment objective is to seek long-term capital growth.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption or exchange fees	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.68%
Distribution and/or service (12b-1) fees	none
Other expenses	0.07
Acquired fund fees and expenses	0.05
Total annual fund operating expenses	0.80

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$82	$255	$444	$990

Although this example assumes an investment of $10,000, your initial investment in the fund must be at least $100,000.

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Emerging Markets Growth Fund / Prospectus 1

Principal investment strategies

The fund invests primarily in common stock and other equity securities of issuers in developing countries. Developing countries are also known as “emerging markets.” In determining whether an issuer is in a developing country, the fund will consider whether the country is generally considered to be a developing country by the international financial community, where the issuer is domiciled, the location of the issuer’s principal place of business and/or whether the issuer has substantial assets, or derives significant revenues or profits from developing countries. Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock. These securities are discussed more fully under “Investment objective, strategies and risks.”

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Emerging Markets Growth Fund / Prospectus 2

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how the fund fits into your overall investment program.

Emerging Markets Growth Fund / Prospectus 3

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with the MSCI Emerging Markets Index (linked index), a broad measure of market results. This information provides some indication of the risks of investing in the fund. Past results (before and after taxes) are not predictive of future results.

Average annual total returns For the periods ended December 31, 2014:
	1 year	5 years	10 years
Before taxes	–7.52%	–0.57%	8.61%
After taxes on distributions	–8.76	–1.27	6.26
After taxes on distributions and sale of fund shares	–3.25	–0.15	7.67

Index	1 year	5 years	10 years
MSCI Emerging Markets Index (linked index) (reflects no deductions for expenses or U.S. federal income taxes)	–1.79%	1.93%	8.64%

After-tax returns applicable to U.S. taxable investors are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.

Emerging Markets Growth Fund / Prospectus 4

Management

Investment adviser Capital International, Inc.

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser or affiliate
Victor D. Kohn Chief Executive Officer, President and Director	21 years	Partner – Capital International Investors
Shaw B. Wagener Director	25 years	Partner – Capital International Investors
Christopher Choe	17 years	Partner – Capital International Investors
David I. Fisher	29 years	Partner – Capital International Investors
Luis Freitas de Oliveira	14 years	Partner – Capital International Investors
Ricardo V. Torres	2 years	Partner – Capital International Investors

Purchase and sale of fund shares

Investors who wish to establish a new account should call the fund at (800) 421-4989 to obtain an account application and instructions on how to establish a new account. The minimum amount to establish an account is $100,000. There are no minimums for subsequent investments.

You may purchase shares by sending a request in writing via mail, email or fax, to the contacts noted below. The price of shares will be the net asset value next determined after the fund receives your request, provided that your request contains all information and legal documentation necessary to process the transaction and assuming the minimum initial purchase requirement is met. You do not pay any sales or distribution charges for purchasing shares of the fund.

You may sell shares by sending a request in writing via mail, email or fax, to the contacts noted below. Your shares will be purchased at the net asset value next determined after the fund receives your request, provided that your request contains all information and legal documentation necessary to process the transaction.

Via mail, send your requests to Capital International, Inc., Attn: Abbe Shapiro, 400 South Hope Street, 21st Floor, Los Angeles, California, 90071-2801 or Capital International, Inc., P.O. Box 54379, Los Angeles, California 90054-0379. You may also send your requests via email to EMGF_Shareholder_Relations@capgroup.com, or via fax to Capital International, Inc., Attn: Abbe Shapiro at (310) 996-6511.

For investments made through employer-sponsored retirement plans, please contact your plan administrator or recordkeeper to purchase or sell shares of the fund.

Please call (800) 421-4989 if you have any questions.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Emerging Markets Growth Fund / Prospectus 5

Investment objective, strategies and risks

Investment objective and strategies The fund’s investment objective is to seek long-term capital growth. The fund invests primarily in common stock and other equity securities of issuers in developing countries. Developing countries are also known as “emerging markets.” Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock. Under normal market conditions, the fund invests at least 80% of its net assets in developing country securities as discussed below (“developing country securities”). This policy is subject to change only upon 60 days’ notice to shareholders. Developing country securities will consist of:

•	securities of issuers in developing countries that have been approved for investment by the fund’s board of directors (“Qualified Markets”). These securities may include Global Depositary Receipts, American Depositary Receipts or other types of depositary receipts and may be listed or traded outside the issuer's domicile country;
•	securities of issuers that are not in developing countries, but that have at least 75% of their assets in developing countries, or derive or expect to derive at least 75% of their total revenue or profit from goods or services produced in or sales made in developing countries;
•	securities of issuers that are not in developing countries, but that have or will have substantial assets (between 50% and 75%) in developing countries, or derive or expect to derive a substantial proportion (between 50% and 75%) of their total revenue or profit from goods or services produced in or sales made in developing countries; provided, however, that no more than 15% of the fund’s net assets will consist of the securities of issuers that fall into this category;
•	securities of issuers in a developing country that is not a Qualified Market; provided, however, that no more than 10% of the fund’s net assets will consist of the securities of issuers that fall into this category; and
•	fixed-income securities of developing country governments and corporations provided, however, that no more than 15% of the fund’s net assets will consist of fixed-income securities that fall into this category.

The following countries are currently considered by the fund’s board of directors to be Qualified Markets:

•	Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, and Venezuela.

In determining whether to approve markets for investment, the board of directors will take into account such considerations as market liquidity, the availability of information about the market, and the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules.

Consistent with the fund’s objective, it may use derivative instruments. Derivatives may be used to, among other things, manage foreign currency exposure, provide liquidity, obtain exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. Derivatives will not be used, however, to leverage the fund above its total net assets. Certain derivatives, repurchase transactions and reverse repurchase transactions may be collateralized and additional cash may be held for these purposes.

Emerging Markets Growth Fund / Prospectus 6

The fund may also hold cash, money market instruments and fixed-income securities, including commercial paper and short-term securities, or freely convertible currencies. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. During such periods, the fund may not achieve its investment objective. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

Investment risks

The following are certain risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Emerging Markets Growth Fund / Prospectus 7

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Derivatives risks — Derivatives may expose the fund to certain additional risks relative to traditional securities such as credit risks of the counterparty, imperfect correlation between derivatives prices and prices of related assets, rates or indices, potential for increased volatility and reduced liquidity.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks related to the fund’s investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Additional information regarding investment results The fund compares its average annual total returns for various periods with the MSCI Emerging Markets Index (linked index), a broad measure of market performance for investment companies that invest in developing markets. Returns for the MSCI Emerging Markets Index (linked index) were calculated using the MSCI Emerging Markets Index with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets Investable Markets Index with net dividends thereafter. The indices are unmanaged, and results include reinvested dividends and/or distributions but do not reflect the effect of commissions, expenses or U.S. federal income taxes.

Emerging Markets Growth Fund / Prospectus 8

Management and organization

Investment adviser Capital International, Inc., is part of an experienced investment management organization founded in 1931, and serves as the investment adviser to the fund. Capital International, Inc. is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384, 333 South Hope Street, Los Angeles, California 90071-1406, 400 South Hope Street, Los Angeles, California 90071-2801, and 6455 Irvine Center Drive, Irvine, California, 92618. The investment adviser makes investment decisions and supervises the acquisition and disposition of securities by the fund, provides information to the fund’s board of directors to assist the board in identifying and selecting Qualified Markets and manages the business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of directors is contained in the fund’s annual report to shareholders for the fiscal year ended June 30, 2015.

The investment adviser and its affiliates manage equity assets through three equity investment groups and fixed-income assets through a fixed-income investment group, Capital Fixed Income Investors. The three equity investment groups — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Investment professionals within Capital International Investors manage the assets of the fund.

Portfolio holdings A description of the fund’s policies and procedures regarding disclosure of information about its portfolio securities is available in the statement of additional information.

The Capital SystemSM Capital International, Inc. uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, investment analysts may make investment decisions with respect to a portion of the fund’s portfolio. Investment decisions are subject to the fund’s investment objective(s), policies and restrictions as well as the oversight of the investment adviser’s investment committee. The table below shows the investment experience and role in management of the fund's portfolio for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Victor D. Kohn	Investment professional for 30 years in total; 29 years with Capital International, Inc. or an affiliate	21 years	Serves as a portfolio manager
Shaw B. Wagener	Investment professional for 34 years, all with Capital International, Inc. or an affiliate	25 years	Serves as a portfolio manager
Christopher Choe	Investment professional for 32 years in total; 25 years with Capital International, Inc. or an affiliate	17 years	Serves as a portfolio manager
David I. Fisher	Investment professional for 49 years in total; 46 years with Capital International, Inc.	29 years	Serves as a portfolio manager
Luis Freitas de Oliveira	Investment professional for 27 years in total; 21 years with Capital International, Inc. or an affiliate	14 years	Serves as a portfolio manager
Ricardo V. Torres	Investment professional for 23 years, all with Capital International, Inc. or an affiliate	2 years	Serves as a portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Emerging Markets Growth Fund / Prospectus 9

Purchase and sale of fund shares

The fund’s investment adviser and/or its transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the investment adviser may not be able to open your account. If the investment adviser or transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

Valuing shares The net asset value of the fund is the value of a single share of the fund. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s securities that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value or sold at the net asset value next determined after the fund receives your request, provided that the minimum initial purchase requirement is met and that your request contains all information and legal documentation necessary to process the transaction.

Purchase of shares The fund may suspend the sale of shares from time to time, as determined by the board of directors, and reserves the right to reject any purchase order for any reason.

You may purchase shares by submitting a written request to Capital International, Inc. The minimum initial purchase is $100,000. Assuming the minimum purchase requirement is met and the order has been accepted, the price of shares will be the net asset value next determined. You do not pay any sales or distribution charges for purchasing shares of the fund.

In addition, at the sole discretion of the investment adviser, you may purchase shares by tendering to the fund securities that are determined by the investment adviser to be appropriate for the fund’s investment portfolio, subject to procedures approved by the board of directors of the fund.

For investments made through employer-sponsored retirement plans, please contact your retirement plan administrator or recordkeeper to purchase shares of the fund.

Minimum account size The minimum amount to establish an account described in the prospectus may be waived in certain cases.

Emerging Markets Growth Fund / Prospectus 10

How to sell shares

You may sell (redeem) all or a portion of shares on any business day that the fund calculates its net asset value per share (“NAV”). The sale of shares will occur at the next determined NAV after your request is received, provided that your request contains all information and legal documentation necessary to process the transaction.

A sell request must be received prior to the close of the New York Stock Exchange (“NYSE”), generally 4 p.m. New York time, to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Employer-sponsored retirement plans Shares may be sold through the plan’s administrator or recordkeeper.

Writing to Capital International, Inc. Your redemption request must be signed by the shareholder(s) of record. In addition, the fund may require a signature guarantee if the redemption requested (i) exceeds $125,000, (ii) requests that the redemption proceeds be sent to a person or entity other than the shareholder of record, (iii) requests that the redemption proceeds be sent to an address other than the address of record, or (iv) requests payment be sent to a record address that has been changed within the preceding 10 days. The fund may also require additional documentation for requests for redemption of shares held in corporate, partnership or fiduciary accounts. The signature guarantee requirement may be waived if the investment adviser determines it is appropriate. In addition to the situations described above, the investment adviser, the fund and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Payment of redemption proceeds Redemption proceeds typically will be sent on the business day following the redemption of shares. If any portion of the shares to be redeemed represents an investment made by check, the fund may delay the payment of the redemption proceeds until reasonably satisfied that the check has been collected. This may take up to 10 business days from the purchase date.

In addition, the fund may take up to 7 calendar days following receipt and acceptance of an order to pay redemption proceeds, in particular for large redemptions received without notice or during unusual market conditions. The fund may pay redemption proceeds for redemption orders received on the same day at different times for different shareholders.

Although payment of redemption proceeds will normally be in cash, the investment adviser, in its sole discretion, reserves the right to pay the redemption price in whole or in part by a distribution of certain of the fund’s portfolio securities pursuant to procedures adopted by the fund’s board of directors. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among shareholders) and some shareholders may be paid in cash.

Emerging Markets Growth Fund / Prospectus 11

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors have determined could involve actual or potential harm to the fund, may be rejected.

The fund’s board of directors has adopted policies and procedures designed to detect and prevent frequent trading in fund shares. Under these procedures, the fund maintains surveillance procedures that are designed to detect frequent trading in fund shares and evaluates trading activity that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. The fund also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of directors has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from the fund will be precluded from investing in the fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of shares having a value of less than $5,000;
•	retirement plan contributions;
•	purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations; and
•	systematic redemptions and purchases.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts if the fund determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the fund, Capital International, Inc. and American Funds Distributors to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy. See the statement of additional information for more information about how other potentially abusive trading activity in the fund may be addressed.

Emerging Markets Growth Fund / Prospectus 12

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends and net realized capital gains, if any, to you annually, usually in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment. You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the fund or you may elect to receive them in cash. Dividend and capital gain distributions for retirement plan shareholders will be reinvested automatically. You may request a change in your election at any time in writing or by telephone. If, however, you request a change in your election after the first business day of a month in which the fund will make a distribution and officers of the fund determine, in their sole discretion, that the change is not in the best interest of the fund or its shareholders, the change will not take effect until the first business day of the following month.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares and the amount you receive when you sell them.

Please see your tax advisor for more information.

Emerging Markets Growth Fund / Prospectus 13

Financial highlights

The Financial Highlights table is intended to help you understand the fund’s results for the period shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in the Financial Highlights table has been audited by PricewaterhouseCoopers LLP, whose current report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

	Year ended June 30
	2015[1]	2014	2013	2012	2011
Net asset value, beginning of year	$7.97	$7.45	$7.39	$9.93	$8.13
Income (loss) from investment operations[2]:
Net investment income	.08	.07	.12	.17	.16
Net realized and unrealized (loss) gain on investments	(.71)	.86	.19	(2.33)	1.81
Total from investment operations	(.63)	.93	.31	(2.16)	1.97
Less dividends and distributions:
Dividends from net investment income	(.14)	(.10)	(.21)	(.12)	(.17)
Distributions from net realized gains	(.26)	(.31)	(.04)	(.26)	—
Total dividends and distributions	(.40)	(.41)	(.25)	(.38)	(.17)
Net asset value, end of year	$6.94	$7.97	$7.45	$7.39	$9.93
Total return	(7.71)%	12.69%	3.95%	(21.69)%	24.29%
Ratios/supplemental data:
Net assets, end of year (in millions)	$4,621	$6,526	$9,564	$11,851	$16,827
Ratio of expenses to average net assets[3]	.75%	.73%	.73%	.68%	.68%
Ratio of net investment income to average net assets	1.12%	.88%	1.55%	2.02%	1.65%
Portfolio turnover rate	26.43%	40.65%	40.99%	39.30%	40.66%

[1]	Prior to October 31, 2014, the fund operated as an open-end interval fund, with monthly redemptions and weekly purchases.
[2]	Based on average shares outstanding.
[3]	This ratio does not include acquired fund fees and expenses.

Emerging Markets Growth Fund / Prospectus 14

More information about the fund
For shareholder services	(800) 421-4989
For retirement plan services	Call your employer or plan administrator

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C. (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520.

Household mailings Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, the fund may, when possible, send only one copy of these documents to shareholders who are part of the same family and share the same household address.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics or annual/semi-annual report, or to request other information about the fund or make shareholder inquiries, please call (800) 421-4989, send an email to EMGF_Shareholder_Relations@capgroup.com or write to the secretary of the fund at 333 South Hope Street, 55th Floor, Los Angeles, California 90071-1406. The fund does not have a website that is available to the public.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-015-915P Printed in USA CGD/AFD/10346	Investment Company Act File No. 811-04692

Emerging Markets Growth Fund, Inc.SM

Part B
Statement of Additional Information

September 1, 2015

This document is not a prospectus but should be read in conjunction with the current prospectus of Emerging Markets Growth Fund, Inc. (the “fund”) dated September 1, 2015. You may obtain a prospectus by writing to the fund at the following address:

Emerging Markets Growth Fund, Inc.
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Ticker	EMRGX

This statement of additional information incorporates by reference financial statements of Emerging Markets Growth Fund, Inc. from its most recent annual and semi-annual reports to shareholders. You can obtain copies of those reports free of charge by calling (800) 421-4989.

Emerging Markets Growth Fund - Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

•	Under normal market conditions, the fund invests at least 80% of its net assets in developing country securities as discussed in this section (“developing country securities”). The fund invests principally in securities of issuers in countries that have securities markets approved for investment by the fund’s board of directors (“Qualified Markets”). The fund may invest in securities of issuers that are not in developing countries, provided that at least 75% of such issuers’ assets are in developing countries, or such issuers derive or expect to derive at least 75% of their total revenue or profits from goods or services produced in or sales made in developing countries. The fund may invest a portion of its net assets (not to exceed 15%) in securities of issuers that are not in developing countries but that have or will have substantial assets (between 50% and 75%) in developing countries, and/or derive or expect to derive a substantial proportion (between 50% and 75%) of their total revenue or profit from goods or services produced in, or sales made in, developing countries.
•	The fund may invest in securities of issuers that are in a developing country that is not a Qualified Market; provided, however, that no more than 10% of the fund’s net assets will consist of the securities of issuers that fall into this category.
•	The fund may invest in fixed income securities of developing country governments and corporations provided, however, that no more than 15% of the fund’s net assets will consist of fixed income securities that fall into this category.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

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Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Equity securities — Equity securities are securities that exhibit ownership characteristics, including common and preferred stock, securities convertible into common and preferred stock and depository receipts representing ownership in common and preferred stock. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact revenues. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholdings taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in developing countries — Investing in developing countries may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may

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be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers a developing market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

Certain risk factors related to developing countries

Currency fluctuations — Certain developing countries’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s developing countries securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain developing countries.

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Less developed securities markets — Developing countries may have less well-developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Insufficient market information — The fund may encounter problems assessing investment opportunities in certain developing countries in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Currency hedging transactions — For the purpose of hedging currency exchange rate risk, the fund may enter into forward currency exchange contracts, currency futures contracts (and related options) and purchase and sell options on currencies. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

A currency futures contract is a standardized contract for the delivery of a specified amount of a currency at a future date at a price set at the time of entering into the contract. Currency futures contracts traded in the U.S. are traded on regulated exchanges. Parties to futures contracts must make

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initial “margin” deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily “variation” margin payments as the value of the futures contract fluctuates thereafter. Options on currency futures contracts give the holder of the option, in return for a premium, the right to take either the long or short position in a currency futures contract at a specified price. Options on currencies are exchange-traded or over-the-counter instruments that give the holder of the option the right to purchase or sell a specified amount of currency at a specified price.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. There can be no assurance that the fund will be able in any particular case to readily close out a contract, in which case the fund may suffer a loss. Options on currency futures contracts or currency options held by the fund, to the extent not exercised, will expire and the fund would experience a loss to the extent of any premium paid for the option.

The fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the fund to deliver an amount of currency in excess of the value of the fund’s portfolio securities or other assets exposed to that currency. Where the fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will “cover” its obligation with liquid assets in an amount sufficient to meet its obligations.

Such transactions may also affect the character and timing of income, gain, or loss recognized by the fund for U.S. federal income tax purposes.

Only in unusual circumstances and for temporary defensive purposes would the fund attempt to hedge all the risks involved in holding assets exposed to a particular currency. It is the investment adviser’s view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange rate risk. Moreover, even if it was to attempt to do so, the fund could not, through hedging transactions, eliminate all the risks of holding assets exposed to a particular currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency to which the fund’s assets are exposed. Also, where the fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a less favorable overall investment result than if the fund had not engaged in any such transaction. In addition, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

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Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. The fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Warrants and rights — Warrants and rights may be acquired by the fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Synthetic local access instruments — Participation notes, market access warrants and other similar structured products (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets, such as in China, where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

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Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers.” Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if they cannot be sold in the ordinary course of business at approximately the price at which the fund values them. The determination of whether a holding is considered liquid or illiquid is made by the fund’s adviser under procedures adopted by the fund’s board. The fund’s adviser makes this determination based on factors it deems relevant, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur significant additional costs in disposing of illiquid securities. If the fund holds more than its allowable amount of illiquid assets due to appreciation of illiquid securities, the depreciation of liquid securities or changes in market conditions, the fund will seek over time to increase its investments in liquid securities to the extent practicable.

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Debt instruments — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Loan assignments and participations — The fund may invest, subject to its overall limitation on debt securities, in loans and loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing loan participations, the fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loans and loan participations present the possibility that in the U.S., the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loans and loan participations are often considered to be illiquid.

Options on securities and securities indexes — The fund may purchase and sell call and put options on individual securities or indexes of securities. Put options may be used to protect holdings in an underlying or related security against a substantial decline in market value. Call options may be used to protect against substantial increases in prices of securities the fund may purchase, pending its ability to invest in such securities in an orderly manner. The fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The fund may write a call or put option only if the option is “covered” by the fund holding a position in the underlying securities or by other means which would permit satisfaction of the fund’s obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

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Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the fund will lose its entire investment in the option. Also, if a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on an option, the fund may be unable to close out a position. Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the U.S. Commodity Futures Trading Commission (“CFTC”). The fund may invest in non-U.S. index options as a part of its investment strategy as such investments become available for its use.

Swap agreements — The fund may enter into interest rate, credit default, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the fund than if the fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the fund from investing in the asset directly. The fund may also use interest rate swaps to alter the interest rate sensitivity and yield exposure of the fund’s fixed income investments. Swap agreements are agreements between two parties to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

The fund may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the fund’s current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The fund will collateralize the net amount under a swap agreement by posting or receiving agreed upon collateral, subject to certain thresholds and minimum transfer amounts. In the case of interest rate or currency exchange rate swap agreements, the fund’s current obligations will typically be accrued daily (offset against amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the fund’s portfolio. Any swap agreement so covered will not be construed to be a “senior security” for purposes of the fund’s investment restriction concerning senior securities.

In a typical equity swap transaction involving a security (or index of securities), the fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), adjusted for an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The fund intends to segregate liquid assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the fund does not believe that any of its commitments under equity swap agreements would constitute senior securities for purposes of the fund’s investment restrictions concerning senior securities.

To the extent the fund intends to engage in commodity interest trading, which includes trading futures, options on underlying instruments other than securities or securities indexes, non-deliverable currency forwards and swaps, the fund and its operator intend to rely on an exclusion from registration as a “commodity pool operator” pursuant to Rule 4.5 of the CFTC, which excludes certain otherwise

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regulated entities that meet the conditions of the exclusion and have made the appropriate notice filing with the National Futures Association from CFTC regulation. Investors should note that the CFTC has adopted certain amendments to Rule 4.5 that make qualification for the exclusion contingent on a fund only engaging in a de minimis amount of commodity interest trading. There is no certainty that the fund, its investment adviser, and other parties will be able to rely on this exclusion in the future. If commodity pool operator registration is necessary with regard to the fund, the fund may incur additional costs.

Whether the fund’s use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Historically, the swap market involved two–party or bilateral agreements. In a bilateral swap, the fund bears the risk of default by its swap counterparty. Under recently promulgated rules, some, but not all, swaps are or will be subject to central clearing. Central clearing is intended to reduce the counterparty risk of bilaterally negotiated contracts, but does not make the trades risk-free. In a centrally-cleared swap rather than bearing the risk of default by its contract counterparty, the fund bears the risk of a default by the central clearing counterparty. In either case, the fund may not be able to replace such contract at similar terms.

Other financial futures and related options — In addition to currency futures and related options, the fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the fund may enter into certain financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The fund may make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The fund may enter into futures and options thereon that relate to securities indices or other baskets of securities.

The fund will maintain a segregated account consisting of liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) or, subject to certain limits, other investment and speculative purposes (as discussed above under “Currency hedging transactions”).

Several risks are associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the fund from liquidating an unfavorable position and the fund would remain obligated to meet margin requirements until the position is closed.

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Equity linked notes — The fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the fund’s investment objective and policies.

The ability of the fund to invest in equity linked notes may be limited by certain provisions of the U.S. federal commodities laws. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The Commodity Exchange Act exempts certain so-called “hybrid instruments” from this prohibition subject to certain conditions.

The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

Equity linked notes are often privately placed and may not be rated, in which case the fund will be more dependent on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The fund may invest in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa or BBB by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined to be of equivalent quality by the fund’s investment adviser). Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and many developing countries are rated below investment grade, equity linked notes related to securities of issuers in those developing countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

As with any investment, the fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the fund.

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Counterparty risk — The fund bears the risk of loss of the amount expected to be received under the financial instruments described under “Currency hedging transactions,” “Options on securities and securities indexes,” “Swap agreements,” “Other financial futures and related options” and “Equity linked notes” if the counterparty defaults on any of these instruments or declares bankruptcy. The fund will enter into arrangements only with the counterparties that meet certain standards for creditworthiness adopted by the investment adviser.

Securities lending — For the purpose of achieving income, the fund may lend its portfolio securities to brokers, dealers, and other financial institutions. When making such a loan, the fund will be entitled to any gain or loss on the security during the loan period, and the fund will earn interest on the amount deposited as collateral for the loan. If the borrower fails to return the loaned securities, the fund could use the collateral to replace the securities while holding the borrower liable for any excess replacement cost. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The fund may make loans of its portfolio securities provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% and 105% of the market value of the loaned U.S. and non-U.S. securities, respectively; (ii) the fund may at any time call the loan and obtain the return of the securities loaned; (iii) the fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the fund (including the collateral received from such loans).

When voting or consent rights which accompany loaned securities pass to the borrower, the fund may call the loaned securities to permit the fund to vote the securities if the matters involved would have a material effect on the fund’s investment in the securities. The fund may pay lending fees to a party arranging a loan.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent and custodian) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process

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transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

* * * * * *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

The fund’s portfolio turnover rates for the fiscal years ended June 30, 2015 and 2014 were 26% and 41%, respectively. The decrease in turnover during the year was due to a decrease in the volume of trading activity. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise noted. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.	Borrow money;
b.	Issue senior securities;
c.	Underwrite the securities of other issuers;
d.	Purchase or sell real estate or commodities;
e.	Make loans; or
f.	Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. Invest for management or control. The fund may not invest in companies for the purpose of exercising control or management.

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Additional information about the fundamental policies — The information below is not part of the fund's fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, swap agreements, options and futures on securities or securities indexes and other similar trading practices, by segregating or earmarking liquid assets or by maintenance of an appropriate offsetting position equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in the same industry, unless it specifies that it intends to do so. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

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Nonfundamental policies — Under normal market conditions, the fund invests at least 80% of its net assets in developing country securities as discussed in this section (“developing country securities”). The fund invests principally in securities of issuers in countries that have securities markets approved for investment by the fund’s board of directors (“Qualified Markets”). Exchanges or over the counter markets in which the securities are traded may be either within or outside the issuer’s domicile country, and the securities may be listed or traded in the form of American Depositary Receipts, Global Depositary Receipts, International Depositary Receipts or other types of depositary receipts. The fund may invest in securities of issuers that are not in developing countries, provided that, at least 75% of such issuers’ assets are in developing countries, or such issuers derive or expect to derive at least 75% of their total revenue or profits from goods or services produced in or sales made in developing countries. The fund may invest a portion of its net assets (not to exceed 15%) in securities of issuers that are not in developing countries but that have or will have substantial assets (between 50% and 75%) in developing countries, and/or derive or expect to derive a substantial proportion (between 50% and 75%) of their total revenue or profit from goods or services produced in, or sales made in, developing countries.

The fund’s board of directors will, in its discretion and in consultation with the investment adviser, select Qualified Markets for primary investment by the fund taking into account, among other factors, market liquidity, the availability of information about the market and the impact of applicable government regulation, including fiscal and foreign exchange repatriation rules. As of the date of this statement of additional information, the markets in the following countries had been approved by the board of directors as Qualified Markets: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, United Arab Emirates, and Venezuela. The board of directors will revise its selection of Qualified Markets as additional markets are determined by the board of directors to be appropriate, or as existing markets may no longer be deemed qualified for investment by the fund based on the foregoing factors.

The fund may invest, with prior approval of the board of directors, in securities of issuers that are in a developing country but not in a Qualified Market (“nonqualified market developing country securities”). The fund’s board of directors currently has authorized investments by the fund of up to 10% of the fund’s net assets in nonqualified market developing country securities (or investment companies that invest solely in nonqualified market developing country securities). The fund’s investments in nonqualified market developing country securities shall also be limited to 1% of the fund’s net assets in any one issuer and 2% of the fund’s net assets in the aggregate in issuers in any one country. Subject to these considerations and the fundamental restrictions to which the fund is subject, the particular mix of securities held by the fund at any time will be determined by the investment adviser under the supervision of, and within any guidelines established by, the board of directors.

The fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the fund’s investment adviser in seeking diversification, and such evaluations generally focus on past performance and comparisons of the issuer with other companies in its industry or country, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.

The fund will not purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result, investments in a single issuer would exceed 10% of the fund’s net assets.

The fund may invest a portion of its portfolio (not to exceed 15% of net assets) in fixed income securities of developing country governments and corporations. Such investments are considered by the fund to be developing country securities, and could involve, for example, the purchase of bonds

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issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Fixed income instruments include “loan participations,” which involve the purchase of a “portion” of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.

The fund also may invest in shares of other investment companies that invest in one or more Qualified Markets. To the extent the fund invests in other investment companies, the fund’s shareholders will bear not only their proportionate share of expenses of the fund (including operating expenses and the fees of the investment adviser), but also will bear indirectly similar expenses of the underlying investment companies.

The fund may also invest in shares of investment companies for which the investment adviser or an affiliate of the investment adviser serves as manager. The fund has received an SEC exemptive order permitting the fund to invest in Capital International Private Equity Fund IV, L.P., a global private equity fund that has been organized by the investment adviser. With respect to investments in an investment company advised by the investment adviser or an affiliate thereof, the investment adviser waives the portion of its management fees directly charged to the fund that is attributable to those investments. To do so, when calculating its management fee, the investment adviser subtracts from the fund’s net assets the value that such acquired funds use to calculate their respective management fees which are indirectly borne by the fund (e.g., commitment amount or invested cost).

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Management of the fund

Board of directors and officers

Independent directors1

The fund’s committee on directors and board of directors select independent directors with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current directors of the fund, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

When assessing independent director candidates, the board considers a number of factors, such as whether a candidate: has an understanding of the nature of the fund’s business; is qualified to fulfill the legal and fiduciary obligations imposed on directors; is drawn from the fund’s larger shareholders; reflects the diversity of the fund’s shareholder base; would maintain the board’s international composition; and/or has the necessary experience to be an “audit committee financial expert” as defined under the regulations adopted by the SEC.

Each independent director has significant experience in business, not-for-profit organizations, asset management, government service, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent directors draw in connection with their service, the following table summarizes key experience for each independent director. These references to the qualifications, attributes and skills of the directors are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any director or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent directors is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, year of birth and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios[3] in fund complex overseen by director	Other directorships[4] held by director during the past five years	Other relevant experience
Paul Eckley, 1954 Chairman of the Board (Independent and Non-Executive) (2005)	Senior Vice President, Investments, State Farm Insurance Companies[5]	1	None	• Senior corporate management experience, asset management • Member of consumer, international affairs and nonprofit organizations • M.B.A. and C.F.A.
Beverly L. Hamilton, 1946 Director (1991)	Retired; former President, ARCO Investment Management Company	1	Oppenheimer Funds (director for 38 portfolios in the fund complex)

•    Service as chief investment officer and other senior corporate management experience, asset management

•    Corporate board experience

•    Service on advisory and trustee boards for charitable, educational, municipal and nonprofit organizations

Raymond Kanner, 1953 Director (1997)	Managing Director and Chief Investment Officer, IBM Retirement Funds	1	None

•    Service as chief investment officer and other senior corporate management experience, asset management

•    Service on advisory boards and investment committees of educational, charitable and nonprofit organizations

•    M.B.A. and M.Ph.

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Name, year of birth and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios[3] in fund complex overseen by director	Other directorships[4] held by director during the past five years	Other relevant experience
L. Erik Lundberg, 1959 Vice Chairman of the Board (Independent and Non-Executive) (2005)	Chief Investment Officer, University of Michigan	1	None

•    Senior corporate management experience, asset management

•    Service on board of investment-related organization

•    Corporate board experience

•    Service on investment committee for charitable foundation

•    M.B.A. and C.F.A.

Helmut Mader, 1942 Director (1986)	Managing Director, Mader Capital Resources GmbH	1	None

•    Senior corporate management experience, global banking and asset management

•    Service as deputy chairman of the Advisory Board of the German Stock Exchange

•    Member of German Association for Financial Analysis and Asset Management

•    Corporate board experience

•    Service on advisory boards of multiple international companies and nonprofit organizations

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Name, year of birth and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios[3] in fund complex overseen by director	Other directorships[4] held by director during the past five years	Other relevant experience
Aje K. Saigal, 1956 Director (2000)	Chief Investment Officer and Chief Executive Officer, Nuvest Capital Pte Ltd; former Director of Economics and Investment Strategy, Government of Singapore Investment Corporation Pte Ltd (until 2012)	1	None	• Senior corporate management experience, asset management • C.F.A. and M.Sc (Management)
David H. Zellner, 1955 Director (2010)	Chief Investment Officer, General Board of Pension and Health Benefits of The United Methodist Church	1	None	• Senior corporate management experience, oil company • M.B.A. and C.M.A. (inactive)

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Interested directors6

Interested directors have similar qualifications, skills and attributes as the independent directors. Interested directors are senior executive officers of Capital International, Inc. or its affiliates. This management role also permits them to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a director/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director during the past five years
Victor D. Kohn, 1957 Chief Executive Officer, President and Director (1996)	President and Director, Capital International, Inc.; Partner – Capital International Investors, Capital Research and Management Company*; Director, The Capital Group Companies, Inc.*; Partner – Capital International Investors, Capital Bank and Trust Company*	1	None
Shaw B. Wagener, 1959 Director (1997)	Chairman of the Board, Capital International, Inc.; Partner – Capital International Investors, Capital Research and Management Company*; Chairman of the Board, Capital Group International, Inc.*; Director, Capital Group Private Markets, Inc.*	1	None

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Other officers

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Walter R. Burkley, 1966 Vice President (2011)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company*; Director, Capital Research Company*
Michael A. Felix, 1961 Vice President (1993)	Senior Vice President, Treasurer and Director, Capital International, Inc.; Senior Vice President, Treasurer and Director, Capital Guardian Trust Company*; Senior Vice President and Treasurer, Capital Guardian (Canada), Inc.*; Senior Vice President and Head of Investment Operations – Investment Operations, Capital Research and Management Company*
Peter C. Kelly, 1959 Vice President (1996)	Senior Vice President, Senior Counsel, Secretary and Director, Capital International, Inc.; Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company*; Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company*; Secretary, Capital Group International, Inc.*
Abbe G. Shapiro, 1959 Vice President (1997)	Vice President – Investment Operations, Capital Research and Management Company*
F. Chapman Taylor, 1959 Vice President (2011)	Partner – Capital International Investors, Capital Research and Management Company*
Laurie D. Neat, 1971 Secretary (2005)	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Guardian Trust Company*; Assistant Vice President and Trust Officer, Capital Bank and Trust Company*; Assistant Vice President – Fund Business Management Group, Capital Research and Management Company*
Bryan K. Nielsen, 1973 Treasurer (2006)	Vice President – Investment Operations, Capital International, Inc.; Vice President – Investment Operations, Capital Research and Management Company*
Dawn J. Duffy, 1971 Assistant Treasurer (2011)	Assistant Vice President – Investment Operations, Capital International, Inc.; Assistant Vice President, Capital Bank and Trust Company*; Vice President – Investment Operations, Capital Research and Management Company*

*	Company affiliated with Capital International, Inc..
[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the 1940 Act.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital International, Inc. does not act as investment adviser for any other U.S. registered investment companies.
[4]	This includes all directorships (other than those in the fund) that are held by each director as a director of a public company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.
[5]	Affiliate of the fund through ownership of 5% or more of the fund’s outstanding shares.
[6]	The term interested director refers to a director who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital International, Inc. or affiliated entities.

The address for all directors and officers of the fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384, Attention: Secretary.

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Fund shares owned by independent directors as of December 31, 2014:

Name	Dollar range[1] of fund shares owned	Dollar range of deferred compensation
Independent directors
Paul N. Eckley	Over $100,000	N/A
Beverly L. Hamilton	Over $100,000	Over $100,000
Raymond Kanner	$10,001-$50,000	N/A
L. Erik Lundberg	None	N/A
Helmut Mader	Over $100,000	N/A
Aje K. Saigal	None	N/A
David H. Zellner	None	Over $100,000

Fund shares owned by interested directors as of December 31, 2014:

Name	Dollar range[1] of fund shares owned
Interested directors[2]
Victor D. Kohn	Over $100,000
Shaw B. Wagener	Over $100,000
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000.
[2]	The term interested director refers to a director who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital International, Inc. or affiliated entities.
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Director compensation — No compensation is paid by the fund to any director who is a director, officer or employee of the investment adviser or its affiliates. In 1998, the fund began compensating directors who are not affiliated with the investment adviser. Effective January 1, 2015, the fund pays to each non-interested director an annual retainer of $40,000 plus an additional annual retainer of (i) $25,000 to the independent chairman of the board, (ii) $4,000 to the independent vice chairman of the board, (iii) $10,000 to the audit committee chair and $6,000 each to the committee on directors chair and the contracts committee chair. The fund also pays non-interested directors $5,000 for each board meeting attended and $2,000 for each committee meeting attended as a member of such committee, except for the independent chairman who is paid the $2,000 attendance fee for attending any committee meeting either as a member or nonmember. Additionally, a $2,000 attendance fee is paid to the non-interested director who serves as the fund’s representative and attends committee meetings held by certain private equity funds that have been organized by the investment adviser and in which the fund has invested. Certain directors are prohibited from receiving fees based on their employer’s policies. Certain directors have elected, on a voluntary basis, to defer all or a portion of their fees through the fund’s deferred compensation plan. The fund also pays the expenses of attendance at board and committee meetings for the directors who are not affiliated with the investment adviser. Six directors owned fund shares as of December 31, 2014. Two of these directors are affiliated with the investment adviser. Three of the non-interested directors have a business affiliation with an institutional shareholder in the fund or an affiliate of such a shareholder. For the fund’s directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the investment adviser without paying a sales charge.

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Director compensation earned during the fiscal year ended June 30, 2015:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from fund and fund complex paid to director
Paul N. Eckley	$127,500	$127,500
Beverly L. Hamilton[2]	94,000	94,000
Raymond Kanner[3]	94,000	94,000
L. Erik Lundberg	104,000	104,000
Helmut Mader	94,000	94,000
Aje K. Saigal	98,000	98,000
David H. Zellner[2]	104,000	104,000
[1]	Independent directors may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of the fund or one or more American Funds as designated by the director.
[2]	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2015 fiscal year for participating directors is as follows: Beverly L. Hamilton ($1,601,944) and David H. Zellner ($209,381). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.
[3]	Compensation was paid to the director’s employer or affiliate of the employer.

Fund organization and the board of directors — The fund, an open-end, diversified management investment company, is a corporation organized under Maryland law on March 10, 1986, for the purpose of investing in developing country securities.

The board of directors, which is elected by the shareholders, sets the overall investment policies and generally oversees the investment activities and management of the fund. The investment adviser has the responsibility of implementing the policies set by the board and is responsible for the fund’s day-to-day operations and investment activities. It is expected that both the board of directors and the investment adviser will cooperate in the effort to achieve the investment objective, policies and purposes of the fund. The investment adviser and the shareholders recognize that the main purpose of the fund is to invest in those companies in developing countries or in those companies that derive a substantial portion of their revenue or profit from goods and services produced in or sales made in developing countries, while seeking a favorable financial record for the fund which may assist in expanding the respective securities markets and increasing their liquidity.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund’s charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

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No pension or retirement benefits are accrued as part of fund expenses. Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund’s articles of incorporation and by-laws provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors and officers are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

While the fund is a Maryland corporation, certain of its directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the U.S. As a result, it will be difficult for U.S. investors to effect service of process upon such directors or officers within the U.S., or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such directors or officers under the federal securities laws of the U.S. In management’s view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against such foreign directors or officers in original actions. The following directors of the fund are non-U.S. residents: Helmut Mader and Aje K. Saigal.

Leadership structure — The board’s chair is currently an independent director who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent directors in executive session, facilitating communication with committee chairs, and serving as the principal independent director contact for fund management and counsel to the independent directors and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of directors oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

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Committees of the board of directors — The fund has an audit committee comprised of Helmut Mader, Aje K. Saigal and David H. Zellner, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund’s (i) accounting and financial reporting policies and practices; (ii) its internal controls over financial reporting; and (iii) financial statements. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of directors. The audit committee held four meetings during the 2015 fiscal year.

The fund has a committee on directors comprised of Beverly Hamilton, Raymond Kanner, and L. Erik Lundberg, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on directors, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The committee held four meetings during the 2015 fiscal year.

The fund has a contracts committee comprised of the independent directors, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement and shareholder services agreement that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. The contracts committee held one meeting during the 2015 fiscal year.

Proxy voting policies and procedures — The investment adviser votes the proxies of securities held by the fund according to the investment adviser’s proxy voting policy and procedures (as stated below), which have been adopted by the fund’s board of directors. In addition, information relating to how the fund voted proxies during the most recent twelve month period ending June 30 is available (i) without charge, upon request, by calling (800) 421-4989 or (ii) on the SEC’s website at www.sec.gov.

Policy — The investment adviser, a U.S. based investment adviser, provides investment management services to clients including institutional retirement plans and U.S and non-U.S. investment funds. The investment adviser considers proxy voting an important part of those management services, and as such, the investment adviser seeks to vote all proxies of securities held in client accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the investment adviser’s clients.

Fiduciary responsibility and long-term shareholder value — The investment adviser’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, the investment adviser considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, the investment adviser votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

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The investment adviser believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and the investment adviser’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, the investment adviser believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, the investment adviser votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. The investment adviser also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special review — From time to time the investment adviser may vote a) on proxies of portfolio companies that are also clients of the investment adviser or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited the investment adviser or its affiliates to support a particular position. When voting these proxies, the investment adviser analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The investment adviser’s Special Review Committee (“SRC”) reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Proxy review process — Associates on the proxy voting team in the investment adviser’s Portfolio Control department or the private equity operations team with respect to the private equity funds managed by the investment adviser are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting team or the private equity operations team reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items. All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on the parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of the investment adviser’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

The investment adviser seeks to vote all of its clients’ proxies. In certain circumstances, the investment adviser may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where the investment adviser wishes to retain flexibility to trade shares). In addition, proxies with respect to securities

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on loan through client directed lending programs are not available to the investment adviser to vote and therefore are not voted.

Proxy voting guidelines — The investment adviser has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

The investment adviser’s general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues is reflected below.

Corporate governance — The investment adviser supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

Capital structure — The investment adviser generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

Stock-related remuneration plans — The investment adviser supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, the investment adviser considers, among other things, the following information to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, the investment adviser supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

Corporate social responsibility — The investment adviser votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special review procedures — If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc., (the investment adviser’s indirect

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parent company), are deemed to be “Interested Clients.” Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the SRC. The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of the investment adviser’s clients.

Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from the investment adviser’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where the investment adviser has discretion to vote proxies for shares issued by an affiliated mutual fund, the investment adviser will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom the investment adviser does not have discretion to vote proxies.

Proxy voting record — Upon client request, the investment adviser will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which the investment adviser has proxy voting authority.

Annual assessment — The investment adviser will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on August 1, 2015.

Name and address	Ownership	Ownership percentage
State Farm 1 State Farm Plaza Bloomington, IL 61710-0001	Record* Beneficial	25.89%
Los Angeles County Employees Retirement Association 300 North Lake Avenue, Suite 850 Pasadena, CA 91101-4109	Record Beneficial	11.51
Schlumberger Group Trust PO Box 92994 Chicago, IL 60675-2994	Record Beneficial	8.42
Capital Group Private Client Services Accounts 6455 Irvine Center Drive Irvine, CA 92618-4518	Record	6.91
Sacramento County Employees Retirement System 980 9th Street, Suite 1900 Sacramento, CA 95814-2739	Record Beneficial	5.76

*	Shareholders of record:

State Farm Employee Retirement Trust, 11.37%

State Farm Mutual Automobile Insurance Company, 14.52%

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As of August 1, 2015, the officers and directors of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Investment adviser — Capital International, Inc., the fund’s investment adviser, is located at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3384, 333 South Hope Street, Los Angeles, California 90071-1406, 400 South Hope Street, Los Angeles, California 90071-2801 and 6455 Irvine Center Drive, Irvine, California 92618-4518. The investment adviser was organized under the laws of California in 1987 and is registered with the SEC under the Investment Advisers Act of 1940. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has full access to the research of its investment management affiliates. The investment management and research staffs of the investment adviser and its affiliates operate from various offices, including Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto, and Washington D.C. The investment adviser and its affiliates gather extensive information on emerging securities markets and potential investments through a number of sources, including investigations of the operations of particular issuers and personal discussions with their management.

Capital International, Inc. and its affiliates manage equity assets through three equity investment groups and fixed-income assets through a fixed-income investment group, Capital Fixed Income Investors. The three equity investment groups — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Investment professionals within Capital International Investors manage the assets of the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, personal investing activities, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets.

Portfolio managers and investment analysts are paid competitive salaries by Capital International, Inc. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are principally determined by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital International, Inc. makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation.

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The investment results of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: MSCI Emerging Market Investable Market Index, a median of a customized Emerging Markets Competitive Universe compiled from eVestment Alliance, a customized Emerging Markets Funds Index based on Lipper Emerging Markets Index, MSCI Emerging Markets Asia Investable Market Index and MSCI Emerging Market ex-Asia Investable Market Index. From time to time, Capital International, Inc. may adjust or customize these benchmarks to better reflect the universe of comparably managed funds or accounts of competitive investment management firms.

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital International, Inc or its affiliates.

The following table reflects information as of June 30, 2015:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Victor D. Kohn	Over $1,000,000	8	$4.48	6	$2.37	1	$0.47
Shaw B. Wagener	Over $1,000,000	12	$7.83	5	$2.00	1	$0.47
Christopher Choe	None	6	$3.62	10	$6.04	3	$3.56
David I. Fisher	Over $1,000,000	7	$3.65	5	$1.72	1	$0.47
Luis Freitas De Oliveira	None	12	$7.83	5	$2.00	1	$0.47
Ricardo V. Torres	$100,001 – $500,000	6	$3.62	3	$1.24	1	$0.47

[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.
[2]	Indicates RIC(s), PIV(s) and other accounts for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) and other accounts and are not the total assets managed by the individual, which is a substantially lower amount. None of RIC(s), PIV(s) or other accounts has an advisory fee that is based on performance unless otherwise noted.
[3]	Personal brokerage accounts of portfolio managers and their families are not reflected. Assets noted are the total net assets of the accounts and are not the total assets managed by the individual, which is a substantially lower amount.
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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until June 20, 2016, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations or duties to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Agreement, the investment adviser makes investment decisions and supervises the acquisition and disposition of securities by the fund, all in accordance with the fund’s investment objective and policies and under the general supervision of the fund’s board of directors. In addition, the investment adviser provides information to the fund’s board of directors to assist the board in identifying and selecting qualified markets. The investment adviser also provides and pays the compensation and travel expenses of the fund’s officers and directors of the fund who are affiliated with the investment adviser; maintains or causes to be maintained for the fund all required books and records, and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the fund’s custodian or other agents); determines the net asset value of the fund’s shares as required; and supplies the fund with office space. The fund pays all of its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses; costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation fees and expenses (including travel expenses) of directors of the fund who are not affiliated with the investment adviser; and costs of insurance, including any directors and officers liability insurance and fidelity bonding, and any extraordinary expenses, including litigation costs.

As compensation for its services, the investment adviser receives from the fund a monthly fee, payable in U.S. dollars, at the annual rate of .90% on the first $400 million of the fund’s average net assets, .80% of such net assets from $400 million to $1 billion; to .70% of such net assets from $1 billion to $2 billion; to .65% of such net assets from $2 billion to $4 billion; to .625% of such net assets from $4 billion to $6 billion; to .60% of such net assets from $6 billion to $8 billion; to .58% of such net assets from $8 billion to $11 billion; to .56% of such net assets from $11 billion to $15 billion; to .54% of such net assets from $15 billion to $20 billion; and to .52% of such net assets in excess of $20 billion.

For the fiscal years ended June 30, 2015, 2014 and 2013, the investment adviser received from the fund management fees of $36,932,000, $56,216,000 and $71,287,000, respectively.

Principal Underwriter — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. However, it does not receive any revenue from any sales of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The fund reimburses the Principal Underwriter for out-of-pocket costs incurred by it in connection with its duties as principal underwriter.

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Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace in respect of both execution and research — taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, commission rates that other institutional investors are paying, and the provision of brokerage and research products and services. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, either directly or through a commission sharing arrangement, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services, it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

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The investment adviser may pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer to be used to compensate the broker-dealer for proprietary research or to be paid to a third-party research provider for research it has provided.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

An affiliate of the investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

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Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on the fund’s portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended June 30, 2015, 2014 and 2013 amounted to $6,928,000, $14,213,000 and $18,844,000, respectively. The volume of trading activity decreased during the year, resulting in a decrease in brokerage commissions paid on portfolio transactions. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and ask price.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recent fiscal year, the fund did not hold securities of any of its regular broker-dealers.

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Disclosure of portfolio holdings

The investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about the fund’s portfolio holdings. These policies and procedures have been reviewed by the fund’s board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under this policy, summary reports containing information regarding the fund’s twenty largest equity holdings, dated as of the end of each calendar month, will be made available to all institutional shareholders no earlier than the tenth business day after the end of each month. Additionally, the fund’s complete list of portfolio holdings, dated as of the end of each calendar month, will be provided to shareholders and their respective service providers, upon their request, no earlier than the tenth business day after the end of such month. Shareholders may access this information on a website maintained by the fund’s transfer agent through a secure login, or they may request this information from the investment adviser. This information, however, may be disclosed earlier to affiliated persons of the fund (including the fund’s board members and officers, and certain personnel of the investment adviser and its affiliates) and certain service providers (such as the fund’s custodian and outside counsel) for legitimate business and oversight purposes.

Affiliated persons of the fund as described above who receive portfolio holding information are subject to restrictions and limitations on the use and handling of such information pursuant to a code of ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Third party service providers of the fund receiving such information are subject to confidentiality obligations.

Neither the fund nor the investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio holdings. Additionally, other than the persons described above, the fund’s portfolio holding information will not be disclosed to any person until such information is publicly filed with the SEC in a filing that is required to include such information.

The investment adviser’s executive officers are authorized to disclose the fund’s portfolio holdings, and the authority to establish policies with respect to such disclosures resides with the investment adviser. In exercising its authority, the investment adviser determines whether disclosure of information about the fund’s portfolio holdings is appropriate and in the best interest of the fund’s shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of the fund’s holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about the fund’s holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with the fund’s portfolio transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to any party (other than the persons described above, such as the fund’s shareholders and certain service providers) until such information is disclosed in a publicly available filing with the SEC, helps reduce potential conflicts of interest between the fund’s shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased or sold (redeemed) at the net asset value next determined after the purchase or sell order is received and accepted by the fund. The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and accepted by the fund. Orders received after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that administrators of employer-sponsored retirement plans may have their own rules about share transactions and may have earlier cut off times than the fund. For information about buying and selling shares, contact your plan administrator or recordkeeper.

Prices listed do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day.

All portfolio securities of the fund are valued, and the net asset values per share are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data. Certain checks on these prices are performed prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g. convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

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Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors. Subject to board oversight, the fund’s board has delegated authority to the fund’s investment adviser to make fair valuation determinations. The audit committee receives regular reports describing fair value determinations and methods.

The investment adviser’s valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to the fund’s equity holdings outside the United States. These securities trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset value is next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearest cent, is the net asset value per share.

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Capital stock

As of June 30, 2015, the fund had 666,010,466 shares of common stock issued and outstanding. Shares of the fund are fully paid and non-assessable. All shares of the fund are equal as to earnings, assets and voting privileges. In the event of liquidation, each share is entitled to its proportion of the fund’s assets after debts and expenses. There are no cumulative voting rights for the election of directors. The shares of common stock are issued in registered form, and ownership and transfers of the shares are recorded by the fund’s transfer agent.

Under Maryland law, and in accordance with the by-laws of the fund, the fund is not required to hold an annual meeting of its shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The by-laws also provide that each director will serve as a director for the duration of the existence of the fund or until such director sooner dies, resigns or is removed in the manner provided by the by-laws or as otherwise provided by statute or the fund’s articles of incorporation, as amended. Consistent with the foregoing, in addition to the provisions of the by-laws, the fund will undertake to call a special meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding shares of the fund, and, in connection with such meeting, to comply with the provisions of section 16(c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and shareholders may take action by unanimous written consent in lieu of holding a meeting.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of the shareholders to distribute less than that amount.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. Capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution.

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The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of fund shares — Redemptions of shares may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (“PFICs”), the fund intends to account for these securities by making a mark-to-market (“MTM”) election or a qualified electing fund (“QEF”) election. Under the MTM election, the fund will be required to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. Under the QEF election, the fund will be required to include in its gross income its share of the earnings and profits of the PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year, and such earnings and profits will be recognized by the fund as ordinary income and/or net capital gain, depending on the source of the income generated by the PFIC. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely MTM or QEF election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

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Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Purchase of shares

As described in the prospectus, you may generally open an account and purchase fund shares by contacting the fund’s investment adviser. The minimum initial purchase is $100,000.

Payment may be wired using the following wiring instructions:

Wire: Emerging Markets Growth Fund, Inc.

c/o U.S. Bank N.A.

ABA#: 075000022

DDA#: 182380369955

DDA Name: U.S. Bancorp Fund Services LLC

FFC: Emerging Markets Growth Fund #5393

FBO: Shareholder Name and Account Number

Alternatively, you may send a check, made payable to Emerging Markets Growth Fund, Inc., to one of the following addresses:

Capital International, Inc.

Attn: Abbe Shapiro

400 South Hope Street, 21st Floor

Los Angeles, California 90071-2801

– or –

Capital International, Inc.

P.O. Box 54379

Los Angeles, California 90054-0379

Employer-sponsored retirement plans — Please contact your plan administrator or recordkeeper.

Other purchase information — As disclosed in the prospectus, at the sole discretion of the investment adviser, investors may purchase shares by tendering to the fund securities that are determined by the investment adviser to be appropriate for the fund’s investment portfolio. In determining whether particular securities are suitable for the fund’s investment portfolio, the investment adviser will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the fund’s investment portfolio and other operational considerations; the fund’s cash position; and whether the investment adviser believes that issuing shares in exchange for the tendered securities would be in the best interests of the fund and its shareholders.

The investment adviser may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

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Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented where the transaction is identified as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic redemptions. Systematic purchases include, for example, regular periodic purchases and reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, the fund will monitor for other types of activity that could potentially be harmful to the fund. When identified, Capital International, Inc. will request that the shareholder discontinue the activity. If the activity continues, Capital International, Inc. will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. You may redeem your shares of the fund by sending a written request to one of the following addresses:

Capital International, Inc.

Attn: Abbe Shapiro

400 South Hope Street, 21st Floor

Los Angeles, California 90071-2801

– or –

Capital International, Inc.

P.O. Box 54379

Los Angeles, California 90054-0379

You may also send your redemption request by email to EMGF_Shareholder_Relations@capgroup.com or by fax to Capital International, Inc., Attn: Abbe Shapiro at (310) 996-6511.

A signature guarantee may be required for certain redemptions. The fund reserves the right to require a signature guarantee on any redemptions.

Employer-sponsored retirement plans — Please contact your plan administrator or recordkeeper.

Payment of redemption proceeds – Redemption proceeds typically will be sent on the business day following the redemption of shares. If any portion of the shares to be redeemed represents an investment made by check, the fund may delay the payment of the redemption proceeds until reasonably satisfied that the check has been collected. This may take up to 10 business days from the purchase date.

In addition, the fund may take up to 7 calendar days following receipt and acceptance of an order to pay redemption proceeds, in particular for large redemptions received without notice or during unusual market conditions. The fund may pay redemption proceeds for redemption orders received on the same day at different times for different shareholders.

Although payment of redemption proceeds will normally be in cash, the investment adviser, in its sole discretion, reserves the right to pay the redemption price in whole or in part by a distribution of certain of the fund’s portfolio securities pursuant to procedures adopted by the fund’s board of directors. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among shareholders) and some shareholders may be paid in cash.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer Agent — JP Morgan Investor Services Co. (“JPMIS”) acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of JPMIS is located at One Beacon Street, Boston, Massachusetts 02108. JPMIS has entered into an arrangement with U.S. Bancorp Fund Services LLC (“USBFS”) pursuant to which USBFS maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. USBFS is located at 615 East Michigan Street, Milwaukee, WI 53202.

Independent registered public accounting firm — PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements incorporated by reference in this statement of additional information from the annual report have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of directors.

Independent legal counsel — Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006-2009, serves as legal counsel to the fund.

Codes of ethics — The fund and Capital International, Inc. and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

Financial statements — The fund’s audited financial statements, including the related notes thereto, dated June 30, 2015, are incorporated by reference in this statement of additional information from the fund’s annual report dated as of June 30, 2015.

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

Emerging Markets Growth Fund - Page 49

Investment portfolio June 30, 2015

Sector diversification						unaudited

	Equity securities
	Common stocks	Convertible stocks		Bonds & notes		Percent of net assets
Financials	25.2%	—%		—	%*	25.2%
Consumer discretionary	11.9	—		—	*	11.9
Industrials	10.8	—		—		10.8
Information technology	8.8	—		—		8.8
Consumer staples	8.3	—		.1		8.4
Materials	8.1	—		—		8.1
Health care	5.6	—	*	—		5.6
Telecommunication services	5.3	—		—		5.3
Energy	4.3	—		—		4.3
Utilities	3.8	—		—		3.8
Other	2.2	—		—		2.2
Government	—	—		.5		.5
	94.3%	—	%*	.6%		94.9

Short-term securities						4.1
Other assets less liabilities						1.0
Net assets						100.0%

*Amount rounds to less than .1%.

Equity securities	Shares	Value (000)
Asia-Pacific 63.2%
China 27.4%
Anhui Conch Cement Co. Ltd.	4,404,254	$15,235
Anhui Conch Cement Co. Ltd. (Hong Kong)	3,500	12
Bank of China Ltd. (Hong Kong)	195,926,724	127,390
Beijing Enterprises Holdings Ltd. (Hong Kong)	7,421,500	55,866
China Everbright International Ltd. (Hong Kong)	30,255,000	54,253
China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	13,034,600	11,317
China Longyuan Power Group Corp., Ltd. (Hong Kong)	9,706,000	10,793
China Mengniu Dairy Co. (Hong Kong)	17,140,000	85,462
China Merchants Bank Co., Ltd. (Hong Kong)	6,987,000	20,371
China Modern Dairy Holdings Ltd. (Hong Kong)	88,258,000	31,767
China Overseas Grand Oceans Group, Ltd. (Hong Kong)	9,390,100	4,761
China Overseas Land & Investment Ltd. (Hong Kong)	35,606,000	125,630
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	17,361,600	83,319
China Resources Land Ltd. (Hong Kong)	15,895,937	51,575
China Shineway Pharmaceutical Group Ltd. (Hong Kong)	3,765,000	5,625
China Unicom (Hong Kong) Ltd.	5,430,836	8,547
China Vanke Co. Ltd.[1]	791,100	1,852
China Vanke Co. Ltd. (Hong Kong)	7,769,200	19,124
CRRC Corp. Ltd. (Hong Kong)[1]	8,804,000	13,516

8	Emerging Markets Growth Fund

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
China (continued)
EVA Precision Industrial Holdings Ltd. (Hong Kong)	41,940,000	$12,336
Goodbaby International Holdings Ltd. (Hong Kong)[1]	24,688,000	10,319
Great Wall Motor Co., Ltd. (Hong Kong)	2,559,500	12,547
Guangdong Investment Ltd. (Hong Kong)	2,886,000	4,043
Haitian International Holdings Ltd. (Hong Kong)	20,649,000	48,535
Honghua Group Ltd. (Hong Kong)[1]	17,991,000	1,950
Huaneng Power International, Inc. (Hong Kong)	34,220,000	47,678
Industrial and Commercial Bank of China Ltd. (Hong Kong)	38,171,708	30,334
Jiangsu Hengli Highpressure Oil Cylinder Co., Ltd.	7,316,586	21,510
Jiangsu Hengrui Medicine Co., Ltd.	5,095,990	36,603
Lenovo Group Ltd. (Hong Kong)	24,764,000	34,311
Longfor Properties Co., Ltd. (Hong Kong)	13,915,268	22,152
MicroPort Scientific Corp. (Hong Kong)[1]	5,325,404	2,624
Minth Group Ltd. (Hong Kong)	17,888,000	40,015
New Oriental Education & Technology Group, Inc. (ADR)[1]	60,900	1,493
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	5,318,300	4,652
Sany Heavy Equipment International Holdings Co., Ltd. (Hong Kong)[1]	39,996,000	11,093
Shandong Weigao Group Medical Polymer Co., Ltd. (Hong Kong)	1,086,800	812
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	6,892,500	25,564
Shanghai Jahwa United Co., Ltd.	3,040,841	21,282
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	10,479,600	29,202
Shenguan Holdings Group Ltd. (Hong Kong)	42,642,000	10,947
Sino Biopharmaceutical Ltd. (Hong Kong)	28,956,000	33,620
Sinofert Holdings Ltd. (Hong Kong)	103,544,000	23,777
Tencent Holdings Ltd. (Hong Kong)	363,500	7,254
Want Want China Holdings Ltd. (Hong Kong)	4,527,000	4,789
Weichai Power Co., Ltd. (Hong Kong)	782,177	2,608
Whirlpool China Co., Ltd.[1]	5,399,904	13,837
Zhongsheng Group Holdings Ltd. (Hong Kong)	293,269	206
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	2,917,000	21,864
		1,264,372

Hong Kong 7.3%
AIA Group Ltd.	13,142,200	86,043
Cheung Kong Infrastructure Holdings Ltd.	4,640,000	36,035
Chow Sang Sang Holdings International Ltd.	1,821,235	3,656
Galaxy Entertainment Group Ltd.	6,632,000	26,437
Hilong Holding Ltd.	12,984,000	3,769
Jardine Matheson Holdings Ltd.	122,800	6,969
Melco Crown Entertainment Ltd. (ADR)	2,505,600	49,185
MGM China Holdings Ltd.	4,094,800	6,698
Samsonite International SA	18,046,300	62,393
Stella International Holdings Ltd.	1,954,000	4,663
VTech Holdings Ltd.	301,600	4,004
Wynn Macau, Ltd.	28,576,400	47,704
		337,556

Emerging Markets Growth Fund	9

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
India 11.5%
Apollo Hospitals Enterprise Ltd.	807,844	$16,694
Apollo Hospitals Enterprise Ltd. (GDR)[2]	239,100	4,941
Bharat Electronics Ltd.	159,496	8,431
Bharti Airtel Ltd.	12,025,119	79,321
CRISIL Ltd.	104,294	3,170
Emami Ltd.	209,279	3,811
Glenmark Pharmaceuticals Ltd.	1,491,755	23,289
Godrej Consumer Products Ltd.	332,339	6,457
HDFC Bank Ltd.[1]	2,522,019	48,319
Housing Development Finance Corp. Ltd.	2,890,450	58,846
ICICI Bank Ltd.	4,771,283	23,077
ICICI Bank Ltd. (ADR)	4,336,800	45,190
Info Edge (India) Ltd.	1,288,951	17,287
Infosys Ltd.	1,747,850	27,018
ITC Ltd.	2,034,894	10,071
Just Dial Ltd.	162,393	3,236
Kotak Mahindra Bank Ltd.	687,914	15,070
Larsen & Toubro Ltd.	267,488	7,489
Lupin Ltd.	409,249	12,121
Steel Authority of India Ltd.	31,507,763	30,404
Sun Pharmaceutical Industries Ltd.	2,073,078	28,472
Tata Steel Ltd.	3,916,406	18,733
Tech Mahindra Ltd.	1,814,133	13,612
Thermax Ltd.	331,403	5,442
Torrent Power Ltd.	2,000,288	4,398
United Spirits Ltd.[1]	47,240	2,508
VA Tech Wabag Ltd.	1,336,254	15,536
		532,943

Indonesia 2.0%
Agung Podomoro Land Tbk PT	170,161,500	4,812
Bank Mandiri (Persero) Tbk PT, Series B	16,312,192	12,296
Bank Rakyat Indonesia (Persero) Tbk PT	17,726,800	13,761
Elang Mahkota Teknologi Tbk PT	44,456,400	37,012
Matahari Department Store Tbk PT	5,449,700	6,765
Surya Citra Media Tbk PT	85,792,100	18,500
		93,146

Malaysia 2.2%
Bumi Armada Bhd.	49,528,130	14,965
CIMB Group Holdings Bhd.	13,381,261	19,400
Genting Bhd.	4,990,100	10,660
Genting Bhd., warrants, expire 2018[1]	1,716,975	482
IHH Healthcare Bhd.[1]	19,524,400	29,289
IJM Corp. Bhd.	13,044,154	22,541
Naim Cendera Holdings Bhd.	3,173,700	1,893
		99,230

10	Emerging Markets Growth Fund

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
Philippines 0.5%
International Container Terminal Services, Inc.	7,388,598	$18,058
SM Investments Corp.	224,580	4,457
		22,515

Singapore 0.9%
CapitaLand Retail China Trust	4,232,560	5,468
KrisEnergy Ltd.[1]	10,391,000	3,472
Olam International Ltd.	7,185,868	10,031
Olam International Ltd., warrants, expires 2018[1]	447,230	86
Yoma Strategic Holdings Ltd.[1]	69,713,483	21,998
		41,055

South Korea 4.3%
Daum Kakao Corp.	81,608	9,233
Hana Financial Group Inc.	90,623	2,360
Hankook Tire Co., Ltd.	242,000	9,112
Hyundai Engineering & Construction Co., Ltd.	134,407	4,946
HYUNDAI MOBIS Co., Ltd.	107,546	20,440
Hyundai Motor Co.	273,359	33,329
Hyundai Motor Co., Series 2 preference	66,197	6,231
LG Household & Health Care Ltd.	33,877	23,507
LG Uplus Corp.	4,287,370	37,898
Orion Corp.	11,369	10,681
Samsung Electronics Co., Ltd. (GDR)[2]	61,409	35,034
Shinhan Financial Group Co., Ltd.	194,675	7,252
		200,023

Taiwan 5.8%
Advantech Co., Ltd.	654,000	4,494
AirTAC International Group	4,032,850	25,291
CTCI Corp.	17,099,000	27,654
Delta Electronics, Inc.	12,159,348	62,266
Ginko International Co., Ltd.	846,000	10,652
Merida Industry Co., Ltd.	197,300	1,279
Taiwan Semiconductor Manufacturing Co., Ltd.	27,807,568	126,625
Yungtay Engineering Co., Ltd.	5,227,000	10,046
		268,307

Thailand 1.3%
Bangkok Bank PCL, nonvoting depository receipt	6,221,900	32,790
Central Pattana PCL	2,683,900	3,774
KASIKORNBANK PCL	1,635,300	9,151
PTT PCL	1,312,600	13,952
		59,667
Total Asia-Pacific		2,918,814

Emerging Markets Growth Fund	11

Equity securities (continued)	Shares	Value (000)
Latin America 12.7%
Argentina 0.9%
Grupo Financiero Galicia SA, Class B	5	$—
YPF Sociedad Anónima, Class D (ADR)	1,587,500	43,545
		43,545

Brazil 5.8%
Banco Bradesco SA, preferred nominative (ADR)	2,125,956	19,474
BM&FBOVESPA SA – Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	11,416,300	43,035
BRF SA, ordinary nominative	75	1
BRF SA, ordinary nominative (ADR)	246,000	5,144
BTG Pactual Group, units	156,200	1,436
CCR SA, ordinary nominative	3,980,800	19,090
Gerdau SA (ADR)	809,300	1,950
Hypermarcas SA, ordinary nominative[1]	8,653,700	62,987
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,958,314	21,444
QGEP Participações SA, ordinary nominative	5,779,200	12,584
TIM Participações SA, ordinary nominative	1,128,500	3,717
TIM Participações SA, ordinary nominative (ADR)	71,900	1,176
Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative	2,296,700	3,044
Vale SA, Class A, preferred nominative	2,280,870	11,430
Vale SA, Class A, preferred nominative (ADR)	4,401,200	22,226
Vale SA, ordinary nominative (ADR)	4,262,800	25,108
Wilson Sons Ltd. (BDR)	1,334,100	13,345
		267,191

Chile 1.1%
Enersis SA	9,689,523	3,080
Enersis SA (ADR)	1,739,750	27,540
Inversiones La Construcción SA	1,901,502	21,424
		52,044

Mexico 4.8%
América Móvil, SAB de CV, Series L (ADR)	4,104,200	87,461
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	7,709,588	70,620
Fibra Uno Administracion, SA de CV	10,042,800	23,839
Grupo Comercial Chedraui, SAB de CV, Class B	2,180,000	6,190
Grupo Sanborns, SAB de CV, Series B1	3,682,600	5,588
Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[1]	12,661,244	24,763
Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	2,645,366	1,976
Urbi Desarrollos Urbanos, SA de CV (Mexico)[1]	1,046,737	50
		220,487

Peru 0.1%
Graña y Montero SAA (ADR)	454,000	3,187

Total Latin America		586,454

12	Emerging Markets Growth Fund

Equity securities (continued)	Shares	Value (000)
Eastern Europe and Middle East 7.0%
Greece 0.0%
Jumbo SA	261,972	$1,851

Israel 0.1%
Shufersal Ltd.[1]	2,567,201	6,083

Oman 0.4%
bank muscat SAOG	12,046,501	17,211

Russia 4.1%
ALROSA OJSC	28,618,091	32,671
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $5,514,000)[1,3,4,5,6]	11,783,118	15,569
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,511,000)[3,4,5,6]	24,142,754	22,397
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $19,108,000)[1,3,4,5,6]	21,106,994	13,656
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $34,972,000)[1,3,4,5,6]	37,951,580	26,263
Globaltrans Investment PLC (GDR)[1]	249,985	1,187
Magnit PJSC	20,509	4,236
Magnit PJSC (GDR)	177,810	9,897
Mobile TeleSystems OJSC (ADR)	1,452,100	14,202
Moscow Exchange MICEX-RTS PJSC	9,164,906	11,596
New Century Capital Partners, LP (acquired 12/7/95, cost: $686,000)[3,5]	5,247,900	2,292
Rosneft Oil Company OJSC (GDR)	731,291	3,013
Sberbank of Russia	5,989,268	7,852
Surgutneftegas OJSC, preference	8,674,425	6,704
Yandex NV, Class A1	1,174,900	17,882
		189,417

Saudi Arabia 0.8%
Saudi Basic Industries Corp., warrants, expire 2016[2]	1,159,188	29,393
Savola Group Co., warrants, expire 2017[2]	433,760	7,920
		37,313

Turkey 0.7%
Akbank TAS	10,969,592	31,720
Aktaş Elektrik Ticaret AŞ1	4,273	—
		31,720

United Arab Emirates 0.9%
DP World Ltd.	1,133,619	24,259
First Gulf Bank PJSC	4,011,860	16,603
		40,862
Total Eastern Europe and Middle East		324,457

Africa 3.2%
South Africa 3.2%
Barloworld Ltd.	1,038,638	8,238
Discovery Ltd.	2,695,298	28,019
Mr Price Group Ltd.	240,639	4,955
MTN Group Ltd.	251,515	4,729
Naspers Ltd., Class N	389,453	60,662
Shoprite Holdings Ltd.	2,427,900	34,624

Emerging Markets Growth Fund	13

Equity securities (continued)	Shares	Value (000)
Africa (continued)
South Africa (continued)
Telkom SA SOC Ltd.[1]	1,591,800	$8,391

Total Africa		149,618

Other markets 7.8%
Australia 0.8%
Oil Search Ltd.	6,641,111	36,534

Austria 0.4%
Vienna Insurance Group AG	552,924	18,971

Canada 0.9%
Centerra Gold Inc.	2,328,300	13,235
First Quantum Minerals Ltd.	2,324,433	30,391
		43,626

Italy 0.2%
Tenaris SA (ADR)	334,400	9,035

Netherlands 0.0%
Fugro NV, depository receipts[1]	81,589	1,788

Switzerland 0.7%
Dufry AG1	236,460	32,929

United Kingdom 1.9%
Glencore PLC[1]	2,273,464	9,120
Global Ports Investments PLC (GDR)	2,368,003	11,698
Lonmin PLC[1]	11,008,279	19,355
PZ Cussons PLC	3,571,058	20,301
SABMiller PLC	113,603	5,898
Sedibelo Platinum Mines Ltd.[1]	16,963,500	9,925
Tullow Oil PLC	1,788,518	9,546
		85,843

United States of America 2.9%
AES Corp.	2,094,500	27,773
Alibaba Group Holding Ltd. (ADR)[1]	75,500	6,211
Arcos Dorados Holdings, Inc., Class A	2,383,628	12,538
Cobalt International Energy, Inc.[1]	3,781,593	36,719
Ctrip.com International, Ltd. (ADR)[1]	135,773	9,860
MercadoLibre, Inc.	178,000	25,223
Xoom Corp.[1]	630,900	13,284
		131,608
Total other markets		360,334

Multinational 0.4%
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $16,190,000)[3,4,5,6]	50,724,946	18,114
International Hospital Corp. Holding NV, Class A (acquired 9/25/97, cost: $8,011,000)[1,3,4]	609,873	402
International Hospital Corp. Holding NV, Class B, cumulative, convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]	622,354	411
Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08, cost: $7,142,000)[1,3,4,5]	3,800	263
Total Multinational		19,190
Total equity securities (cost: $3,702,553,000)		4,358,867

14	Emerging Markets Growth Fund

Bonds & notes	Principal amount (000)		Value (000)
Latin America 0.6%
Brazil 0.6%
Brazil (Federal Republic of), Series B, 6.00% 2050[7]	BRL	27	$23,280
Marfrig Holdings (Europe) BV 8.375%, 2018		$985	997
Marfrig Overseas Ltd. 9.50%, 2020		1,272	1,306

Total Latin America			25,583

Asia-Pacific 0.0%
China 0.0%
Fu Ji Food and Catering Services Holdings Ltd. 0.00% convertible, 2020[8]	CNY	93,400	—

Eastern Europe and Middle East 0.0%
Oman 0.0%
bank muscat (SAOG) 3.50% convertible, 2018	OMR	1,598	411
bank muscat (SAOG) 4.50% convertible, 2016		144	40
bank muscat (SAOG) 4.50% convertible, 2017		2,148	569

Total Eastern Europe and Middle East			1,020
Total bonds & notes (cost: $33,391,000)			26,603

Short-term securities
Corporate short-term notes 4.1%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.10% due 7/7/2015		$33,500	33,499
General Electric Co. 0.06% due 7/1/2015		32,300	32,300
Sumitomo Mitsui Banking Corp. 0.14% due 7/14/2015[2]		60,000	59,996
Victory Receivables Corp. 0.12% due 7/6/2015[2]		61,300	61,298

Total short-term securities (cost: $187,096,000)			187,093

Total investment securities (cost: $3,923,040,000)			4,572,563
Other assets less liabilities			48,339

Net assets			$4,620,902

Forward currency contracts

The fund has entered into over-the-counter (“OTC”) forward currency contracts as shown in the following table. The average notional amount of open OTC forward currency contracts was $164,799,000 over the prior 12-month period.

					Unrealized
			Notional amount		(depreciation)/ appreciation
			Receive	Deliver	at 6/30/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Brazilian reais	7/20/2015	UBS AG	$21,743	BRL68,168	$ (37)
Euros	7/31/2015	Bank of America	18,362	EUR16,377	97
					$ 60

Emerging Markets Growth Fund	15

Investment in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the year ended June 30, 2015, is as follows (dollars in thousands):

					Dividend	Value of
	Beginning			Ending	and interest	affiliates at
Issuer	shares	Additions	Reductions	shares	income	6/30/2015
Baring Vostok Private Equity Fund*	11,783,118	—	—	11,783,118	$—	$15,569
Baring Vostok Private Equity Fund III*	23,512,961	629,793	—	24,142,754	653	22,397
Baring Vostok Capital Partners IV*	53,863,990	5,194,584	—	59,058,574	—	39,919
Capital International Private Equity Fund IV*	50,616,424	108,522	—	50,724,946	9	18,114
International Hospital	1,232,227	—	—	1,232,227	—	813
Pan-African Investment Partners II	3,800	—	—	3,800	—	263
					$662	$97,075

*	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $198,582,000, which represented 4.30% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $113,638,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $99,367,000, which represented 2.15% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]	Scheduled interest and/or principal payment was not received.

Key to abbreviations

ADR — American Depositary Receipts

BDR — Brazilian Depositary Receipts

GDR — Global Depositary Receipts

BRL — Brazilian reais

CNY — Chinese yuan

EUR — Euros

OMR — Omani rials

See Notes to Financial Statements

16	Emerging Markets Growth Fund

Financial statements

Statement of assets and liabilities

at June 30, 2015	(dollars in thousands, except per-share amounts)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $3,810,088)	$4,475,488
Affiliated issuers (cost: $112,952)	97,075	$4,572,563
Cash		184
Cash denominated in non-U.S. currency (cost: $4,059)		4,061
Unrealized appreciation on open forward currency contracts		97
Receivables for:
Sales of investments	30,360
Sales of fund’s shares	902
Dividends and interest	24,474
Non-U.S. taxes	1,995	57,731
		4,634,636
Liabilities:
Unrealized depreciation on open forward currency contracts		37
Payables for:
Purchases of investments	5,951
Investment advisory services	2,680
Directors’ compensation	1,864
Repurchase of fund’s shares	2,780
Other accrued expenses	422	13,697
		13,734
Net assets at June 30, 2015:
Equivalent to $6.94 per share on 666,010,466 shares of $0.01 par value capital stock outstanding (authorized capital stock – 2,000,000,000 shares)		$4,620,902

Net assets consist of:
Capital paid in on shares of stock		$4,049,899
Undistributed net investment income		17,567
Accumulated net realized loss		(95,968)
Net unrealized appreciation		649,404
Net assets at June 30, 2015		$4,620,902

See Notes to Financial Statements

Emerging Markets Growth Fund	17

Statement of operations

for the year ended June 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $7,429; also includes $653 from affiliates)	$98,466
Interest (also includes $9 from affiliates)	3,117	$101,583

Fees and expenses:
Investment advisory services	36,932
Custodian	1,765
Registration statement and prospectus	35
Auditing and legal	509
Reports to shareholders	11
Directors’ compensation	582
Other	1,015
Total fees and expenses before expense reduction	40,849
Less custodian expense reduction	2
Total fees and expenses after expense reduction		40,847
Net investment income		60,736

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $9,462 gain from affiliates)	185,211
Forward currency contracts	28,723
Currency transactions	(1,496)	212,438
Net unrealized (depreciation) appreciation on:
Investments	(721,495)
Forward currency contracts	1,842
Currency translations	(178)	(719,831)
Net realized gain and unrealized depreciation		(507,393)
Net decrease in net assets resulting from operations		$(446,657)

Statements of changes in net assets

(dollars in thousands)

	Year ended June 30
	2015	2014
Operations:
Net investment income	$60,736	$76,309
Net realized gain	212,438	97,797
Net unrealized (depreciation) appreciation	(719,831)	879,393
Net (decrease) increase in net assets resulting from operations	(446,657)	1,053,499

Dividends and distributions paid to shareholders:
Dividends from net investment income	(97,584)	(114,887)
Distributions from net realized gain on investments	(182,621)	(344,660)
Total dividends and distributions paid to shareholders	(280,205)	(459,547)

Capital share transactions:
Proceeds from shares sold: 30,603,677 and 53,493,672 shares, respectively	221,712	412,002
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 39,626,363 and 58,008,358 shares, respectively	266,289	447,825
Cost of shares repurchased: 223,467,957 and 366,368,599 shares, respectively	(1,666,691)	(2,875,510)
Cost of shares repurchased in connection with in-kind redemption for the year ended June 30, 2014: 210,008,947 shares	—	(1,615,760)
Net decrease in net assets resulting from capital share transactions	(1,178,690)	(3,631,443)
Total decrease in net assets	(1,905,552)	(3,037,491)

Net assets:
Beginning of year	6,526,454	9,563,945
End of year (including undistributed net investment income: $17,567 and $17,760, respectively)	$4,620,902	$6,526,454

See Notes to Financial Statements

18	Emerging Markets Growth Fund

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

On October 22, 2014, shareholders approved the elimination of certain fundamental policies in order to allow the fund to convert from an open-end interval fund to an open-end, daily valued fund on October 31, 2014. Shareholders also approved updates to and the elimination of certain fundamental investment policies of the fund.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares issued and redeemed — The fund intends to issue shares in exchange for cash and redeem shares in cash, however, the investment adviser, at its discretion, may accept securities in exchange of fund shares or pay a redemption in whole or in part by a distribution of the fund’s portfolio securities. An issuance or redemption of shares “in-kind” is based upon the closing value of the securities as of the trade date. Realized gains/losses, if any, resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Prior to October 31, 2014, the net asset value of the fund was only determined on the last business day of each week and month except on any day on which the New York Stock Exchange was closed for trading.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Emerging Markets Growth Fund	19

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

20	Emerging Markets Growth Fund

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2[1]	Level 3[1]	Total
Assets:
Equity securities:
Asia-Pacific	$2,901,326	$4,941	$12,547	$2,918,814
Latin America	586,404	—	50	586,454
Eastern Europe and Middle East	205,116	39,164	80,177	324,457
Other markets	500,027	—	29,115	529,142
Bonds & notes	—	26,603	—	26,603
Short-term securities	—	187,093	—	187,093
Total	$4,192,873	$257,801	$121,889	$4,572,563

	Other investments[2]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$97	$—	$97
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(37)	—	(37)
Total	$—	$60	$—	$60

[1]	Level 2 and Level 3 include securities with an aggregate value of $165,994,000, which represented 3.59% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors.
[2]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the year ended June 30, 2015 (dollars in thousands):

	Beginning	Gross			Net	Net	Gross	Ending
	value at	transfers			realized	unrealized	transfers out	value at
	7/1/2014	into Level 3[3]	Purchases	Sales	gain/(loss)[4]	depreciation[4]	of Level 3[3]	6/30/2015
Private equity funds	$171,104	$—	$5,933	$(11,565)	$9,462	$(76,380)	$—	$98,554
Other securities[5]	11,569	17,994	9,691	(10,164)	(1,994)	(3,761)	—	23,335
Total	$182,673	$17,994	$15,624	$(21,729)	$7,468	$(80,141)	$—	$121,889
Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2015 (dollars in thousands):								$(87,145)

[3]	Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[4]	Net realized gain/(loss) and unrealized depreciation are included in the related amounts on investments in the statement of operations.
[5]	Represents less than 1% of portfolio securities as of June 30, 2015.

Emerging Markets Growth Fund	21

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of June 30, 2015.

The following table lists the characteristics of the alternative investments held by the fund as of June 30, 2015 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$98,554	$10,869	≤1 to 3 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries

22	Emerging Markets Growth Fund

may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into OTC forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, forward currency contracts are valued and unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statements of changes in net assets.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset the financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the statement
		of assets and liabilities and subject to a
		master netting agreement
	Gross amounts
	recognized in
	the statement of	Available	Non-cash	Cash	Net
Counterparty	assets and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America	$97	$—	$—	$—	$97

Liabilities:
UBS AG	$(37)	$—	$—	$—	$(37)

*Non-cash collateral is shown on a settlement basis.

Emerging Markets Growth Fund	23

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; unrealized appreciation of certain investments in securities outside the U.S; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the year ended June 30, 2015, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $97,584,000 and $182,621,000, respectively. For the year ended June 30, 2014, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $114,887,000 and $344,660,000, respectively.

During the year ended June 30, 2015, the fund reclassified $27,580,000 from undistributed net realized gain to capital paid in on shares of capital stock and $36,655,000 from undistributed net realized gain to undistributed net investment income to align financial reporting with tax reporting.

As of June 30, 2015, the tax basis components of distributable earnings were as follows (dollars in thousands):

Undistributed ordinary income	$89,242
Post-October capital loss deferral*	(45,756)

*This deferral is considered incurred in the subsequent year.

As of June 30, 2015, the tax basis unrealized appreciation (depreciation) and cost of investments securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$1,135,834
Gross unrealized depreciation on investment securities	(606,241)
Net unrealized appreciation on investment securities	529,593
Cost of investment securities	4,042,970

24	Emerging Markets Growth Fund

7. Fees and transactions with related parties

Capital International, Inc. (the “Adviser”) is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, is affiliated with the Adviser. The Adviser and AFD are considered related parties to the fund.

Investment advisory services — The fund has an Investment Advisory and Service Agreement with the Adviser that provides for monthly management fees determined on the last business day of each calendar week and month. The Adviser is wholly owned by Capital Group International, Inc., which is indirectly wholly owned by The Capital Group Companies,SM Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion. For the year ended June 30, 2015, the investment advisory services fee was $36,932,000, which was equivalent to an annualized rate of 0.68% of average daily net assets.

Distribution services — The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation — Directors who are unaffiliated with the Adviser may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation shown on the accompanying financial statements includes $601,000 in current fees (either paid in cash or deferred) and a net decrease of $19,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with the Adviser. No affiliated officers or directors received any compensation directly from the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,377,594,000 and $2,763,883,000, respectively, during the year ended June 30, 2015.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2015, the custodian fee of $1,765,000 was reduced by $2,000.

Emerging Markets Growth Fund	25

Financial highlights

	Year ended June 30
	2015*	2014	2013	2012	2011

Net asset value, beginning of year	$7.97	$7.45	$7.39	$9.93	$8.13
Income (loss) from investment operations†:
Net investment income	.08	.07	.12	.17	.16
Net realized and unrealized (loss) gain on investments	(.71)	.86	.19	(2.33)	1.81
Total from investment operations	(.63)	.93	.31	(2.16)	1.97

Less dividends and distributions:
Dividends from net investment income	(.14)	(.10)	(.21)	(.12)	(.17)
Distributions from net realized gains	(.26)	(.31)	(.04)	(.26)	—
Total dividends and distributions	(.40)	(.41)	(.25)	(.38)	(.17)
Net asset value, end of year	$6.94	$7.97	$7.45	$7.39	$9.93
Total return	(7.71)%	12.69%	3.95%	(21.69)%	24.29%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$4,621	$6,526	$9,564	$11,851	$16,827
Ratio of expenses to average net assets	.75%	.73%	.73%	.68%	.68%
Ratio of net investment income to average net assets	1.12%	.88%	1.55%	2.02%	1.65%
Portfolio turnover rate	26.43%	40.65%	40.99%	39.30%	40.66%

*	Prior to October 31, 2014, the fund operated as an open-end interval fund, with monthly redemptions and weekly purchases.
†	Based on average shares outstanding.

26	Emerging Markets Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund, Inc. (the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
August 17, 2015

Emerging Markets Growth Fund	27

PART C:

OTHER INFORMATION

Item 28. Exhibits

(a)	(1) Amended and Restated Articles of Incorporation of Emerging Markets Growth Fund, Inc.[1]

(2) Articles Supplementary, effective January 12, 2007[2]
(3) Articles of Amendment, effective January 12, 2007[2]
(4) Articles of Amendment, effective January 15, 2007[2]

(b) Amended By-Laws of Emerging Markets Growth Fund, Inc.8

(c) Amended Specimen Certificate of Common Stock2

(d) Investment Advisory and Service Agreement1

(e) Form of Underwriting Contract3

(f) Directors’ Deferred Compensation Plan

(g) (1) Form of Custody Agreement1

(2) Form of Sub-Custody Agreement[1]
(3) Form of Global Custody Agreement[4]
(4) Form of Amendment to Global Custody Agreement

(h) (1) Form of Securities Lending Agreement1

(2) Form of Transfer Agency Agreement and Amendments[5]

(i) Opinion and Consent of Counsel6

 (j) Consent of Independent Public Accountants

(k) Not Applicable

(l) Not Applicable

(m) Not Applicable

(n) Not Applicable

(o) Not Applicable

(p) (1) Code of Ethics of Emerging Markets Growth Fund, Inc.7

(2) Code of Ethics of The Capital Group Companies

1 Previously filed. Please see the Securities and Exchange Commission (“SEC”) Investment Company Act File No. 811-04692.

2 Previously filed as an exhibit to Post-Effective Amendment No. 11 to Registration Statement dated January 17, 2007.

3 Previously filed as an exhibit to Post-Effective Amendment No. 13 to Registration Statement dated September 29, 2009.

4 Previously filed as an exhibit to Post-Effective Amendment No. 12 to Registration Statement dated August 29, 2008.

5 Form of Transfer Agency Agreement previously filed as an exhibit to Post-Effective Amendment No. 15 to Registration Statement dated October 28, 2010.

6 Previously filed as an exhibit to Post-Effective Amendment No. 5 to Registration Statement dated August 28, 2002.

7 Previously filed as an exhibit to Post-Effective Amendment No. 9 to Registration Statement dated August 29, 2005.

8 Previously filed as an exhibit to Post-Effective Amendment No. 24 to Registration Statement dated October 28, 2014.

Item 29. Persons Controlled By or Under Common Control with Registrant

None.

Item 30. Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

The Registrant’s Articles of Incorporation and By-Laws provide that the Registrant will indemnify its officers and directors against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant to the fullest extent permitted by applicable law, subject to certain conditions. Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director or officer in connection with any proceeding. However, if the proceeding was one by or in the right of the Corporation, indemnification may not be made in respect of any proceeding in which the director or officer shall have been adjudged to be liable to the Corporation. In accordance with Section 17(h) of the Investment Company Act of 1940, as amended, and its respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

It is the position of the SEC that indemnification of directors and officers for liabilities arising under the Securities Act of 1933 is against public policy and is unenforceable pursuant to Section 14 of the Securities Act.

Item 31. Business and Other Connections of Investment Advisers and Their Officers and Directors.

For information relating to the investment adviser’s officers and directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Capital International, Inc.

Item 32. Principal Underwriters

(a)	American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Developing World Growth and Income Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds Money Market Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Raymond Ahn	Vice President	None
IRV	Laurie M. Allen	Director and Senior Vice President	None

LAO	William C. Anderson	Director, Senior Vice President and Director of Investment Services	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Brad A. Barrett	Director	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Jerry R. Berg	Regional Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sandeep S. Bhasin	Vice President	None
LAO	Roger J. Bianco, Jr.	Vice President	None
LAO	Ryan M. Bickle	Vice President, Capital Group Institutional Investment Services Division	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Marek Blaskovic	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Director and Senior Vice President	None
LAO	Jill M. Boudreau	Vice President, Capital Group Institutional Investment Services Division	None

LAO	Andre W. Bouvier	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	William P. Brady	Director and Senior Vice President	None
IRV	Jason E. Brady	Regional Vice President	None
LAO	Mickey L. Brethower	Senior Vice President	None
LAO	Kevin G. Broulette	Assistant Vice President	None
LAO	C. Alan Brown	Vice President	None
LAO	E. Chapman Brown, Jr.	Regional Vice President	None
LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Gary D. Bryce	Regional Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Vice President	None
LAO	Thomas E. Callahan	Vice President	None
LAO	Anthony J. Camilleri	Regional Vice President	None
SNO	Susan H. Campbell	Vice President	None

LAO	Damian F. Carroll	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James D. Carter	Vice President	None
LAO	Stephen L. Caruthers	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher J. Cassin	Senior Vice President	None
LAO	Craig L. Castner	Regional Vice President	None
LAO	Christopher M. Cefalo	Regional Vice President	None
LAO	Becky C. Chao	Vice President	None
LAO	David D. Charlton	Director, Senior Vice President and Director of Marketing	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Daniel A. Chodosch	Regional Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul A. Cieslik	Senior Vice President	None
LAO	Andrew R. Claeson	Regional Vice President	None
LAO	Sara M. Clegg	Assistant Vice President	None
LAO	Kevin G. Clifford	Director, Chairman, President and Chief Executive Officer; President, Capital Group Institutional Investment Services Division	None

LAO	Ruth M. Collier	Senior Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles H. Cote	Vice President	None
LAO	Joseph G. Cronin	Vice President	None
LAO	D. Erick Crowdus	Vice President	None
LAO	Brian M. Daniels	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Scott T. Davis	Assistant Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Renee A. Degner	Regional Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Vice President	None
LAO	Stephen Deschenes	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None

LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas L. Donham	Assistant Vice President	None
LAO	John H. Donovan IV	Assistant Vice President	None
LAO	Michael J. Downer	Director	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Regional Vice President	None
LAO	Craig Duglin	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Alan J. Dumas	Regional Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Regional Vice President	None
LAO	Kevin C. Easley	Regional Vice President	None
LAO	Damian Eckstein	Regional Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John M. Fabiano	Regional Vice President	None

LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark A. Ferraro	Regional Vice President	None
LAO	James M. Ferrauilo	Assistant Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Senior Vice President	None
LAO	Kevin H. Folks	Regional Vice President	None
LAO	David R. Ford	Regional Vice President	None
SFO	Cheryl E. Frank	Director	None
LAO	Vanda S. Freesman	Assistant Vice President	None
LAO	Daniel Frick	Senior Vice President	None
SNO	Arturo V. Garcia, Jr.	Assistant Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian K. Geiger	Regional Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Regional Vice President	None
LAO	Robert E. Greeley, Jr.	Regional Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None

LAO	Eric M. Grey	Senior Vice President	None
LAO	E. Renee Grimm	Regional Vice President	None
IRV	Steven Guida	Director and Senior Vice President	None
LAO	Sam S. Gumma	Regional Vice President	None
IRV	DeAnn C. Haley	Assistant Vice President	None
LAO	Philip E. Haning	Regional Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Regional Vice President	None
LAO	Derek S. Hansen	Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Clifford W. “Webb” Heidinger	Regional Vice President	None
LAO	Brock A. Hillman	Assistant Vice President	None
LAO	Jennifer M. Hoang	Vice President	None
LAO	David F. Holstein	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Heidi B. Horwitz-Marcus	Director and Senior Vice President	None
LAO	Frederic J. Huber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Hummelberg	Director, Senior Vice President, Treasurer and Controller	None
LAO	Jeffrey K. Hunkins	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None
IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Vice President	None
LAO	Daniel J. Jess II	Regional Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Sarah C. Johnson	Assistant Vice President	None
LAO	Brendan M. Jonland	Regional Vice President	None
LAO	David G. Jordt	Regional Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas J. Joyce	Vice President	None
LAO	Maria Karahalis	Senior Vice President, Capital Group Institutional Investment Services Division
LAO	John P. Keating	Senior Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None

LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Ryan C. Kidwell	Vice President	None
LAO	Christopher W. Kilroy	Senior Vice President	None
LAO	Layla S. Kim	Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None
LAO	Jeffrey G. Klepacki	Senior Vice President	None
NYO	Dorothy Klock	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
IRV	Elizabeth K. Koster	Vice President	None
LAO	James M. Kreider	Vice President	None
SNO	David D. Kuncho	Assistant Vice President	None
LAO	Richard M. Lang	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher F. Lanzafame	Senior Vice President	None
LAO	Andrew Le Blanc	Senior Vice President	None
LAO	Richard Lee	Assistant Vice President	None
LAO	Matthew N. Leeper	Regional Vice President	None
LAO	Clay M. Leveritt	Regional Vice President	None
LAO	Lorin E. Liesy	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None

LAO	James M. Maher	Regional Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Sirish S. Mani	Assistant Vice President	None
LAO	Mark A. Marinella	Senior Vice President	None
LAO	Brooke M. Marrujo	Vice President	None
LAO	Stephen B. May	Regional Vice President	None
LAO	Dana C. McCollum	Vice President	None
LAO	Joseph A. McCreesh, III	Vice President	None
LAO	Ross M. McDonald	Vice President	None
LAO	Timothy W. McHale	Secretary	None
LAO	Max J. McQuiston	Regional Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Vice President	None
LAO	James R. Mitchell III	Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Ryan D. Moore	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven A. Moreno	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	David H. Morrison	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
NYO	Timothy J. Murphy	Vice President	None
LAO	Marc E. Nabi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Director and Executive Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jonathan H. O’Flynn	Vice President	None
LAO	Peter A. Olsen	Regional Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
IRV	Paula A. Orologas	Assistant Vice President	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Vice President	None
IND	Lance T. Owens	Regional Vice President	None

LAO	Kristina E. Page	Regional Vice President	None
LAO	Rodney Dean Parker II	Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Assistant Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Petzke	Senior Vice President	None
IRV	John H. Phelan, Jr.	Director	None
LAO	Adam W. Phillips	Assistant Vice President	None
IND	Mary E. Phillips	Assistant Vice President	None
LAO	Joseph M. Piccolo	Vice President	None
LAO	Keith A. Piken	Vice President	None
LAO	John Pinto	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles R. Porcher	Vice President	None
LAO	Leah K. Porter	Vice President	None

SNO	Richard P. Prior	Senior Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	James R. Raker	Vice President, Capital Group Institutional Investment Services Division	None
SNO	John P. Raney	Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Regional Vice President	None
LAO	Thomas W. Rose	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Suzette M. Rothberg	Senior Vice President	None
LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Regional Vice President	None

LAO	Joe D. Scarpitti	Senior Vice President	None
IRV	MaryAnn Scarsone	Assistant Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Brad W. Short	Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Jerry L. Slater	Senior Vice President	None
LAO	Melissa A. Sloane	Regional Vice President	None
LAO	Matthew T. Smith	Assistant Vice President	None
SNO	Stacy D. Smolka	Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Therese L. Soullier	Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Regional Vice President	None
NYO	Andrew B. Suzman	Director	None
LAO	Gretchen L. Taibl	Assistant Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Vice President	None

LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
IND	James P. Toomey	Vice President	None
LAO	Luke N. Trammell	Vice President	None
IND	Christopher E. Trede	Vice President	None
LAO	Jordan A. Trevino	Regional Vice President	None
LAO	Shaun C. Tucker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	David E. Unanue	Senior Vice President	None
LAO	Idoya Urrutia	Assistant Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Patrick D. Vance	Regional Vice President	None
SNO	Cindy T. Vaquiax	Vice President	None
LAO	Srinkanth Vemuri	Vice President	None
LAO	Spilios Venetsanopoulos	Regional Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Jon N. Wainman	Regional Vice President	None
LAO	Sherrie S. Walling	Assistant Vice President	None
LAO	Brian M. Walsh	Vice President	None
SNO	Chris L. Wammack	Vice President	None
LAO	Matthew W. Ward	Regional Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Regional Vice President	None
LAO	N. Dexter Williams	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Wilson	Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None

__________

DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)	None

Item 33. Location of Accounts and Records

Accounts, books and other records required by Rule 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital International, Inc. at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, 333 S. Hope Street, Los Angeles, CA 90071, and 400 S. Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of Registrant’s accounting department, 6455 Irvine Center Drive, Irvine, CA 92618, and the Registrant’s transfer agent, JPMorgan Investor Services Co., One Beacon Street, Boston, MA 02108

JP Morgan Investor Services Co., has entered into an arrangement with U.S. Bancorp Fund Services LLC (“USBFS”) pursuant to which USBFS maintains the records of shareholder accounts. USBFS is located at 615 East Michigan Street, Milwaukee, WI 53202.

Records covering portfolio transactions are maintained and kept by the Registrant’s custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California on the 28th day of August, 2015.

EMERGING MARKETS GROWTH FUND, INC.

By: Victor D. Kohn

/s/ Victor D. Kohn
Victor D. Kohn
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on August 28, 2015 by the following persons in the capacities indicated.

Signature	Title
(1) Principal Executive Officer:

Victor D. Kohn

/s/ Victor D. Kohn	President and
Victor D. Kohn	Chief Executive Officer

(2) Principal Financial Officer and
Principal Accounting Officer:

Bryan K. Nielsen

/s/ Bryan K. Nielsen
Bryan K. Nielsen	Treasurer

(3) Directors:

Paul N. Eckley*	Director
Beverly L. Hamilton*	Director
Raymond Kanner*	Director
/s/ Victor D. Kohn (Victor D. Kohn)	Director
L. Erik Lundberg*	Director
Helmut Mader*	Director
Aje K. Saigal*	Director
Shaw B. Wagener*	Director
David H. Zellner*	Director

*By:	/s/Laurie D. Neat
(Laurie D. Neat, pursuant to a power of attorney filed herewith)

Counsel represents that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Walter R. Burkley
Walter R. Burkley

POWER OF ATTORNEY

I, Paul N. Eckley, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 19th day of March 2015.

/s/ Paul N. Eckley

Paul N. Eckley

Director

POWER OF ATTORNEY

I, Beverly L Hamilton, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 19th day of March 2015.

/s/ Beverly L. Hamilton

Beverly L. Hamilton

Director

POWER OF ATTORNEY

I, Raymond Kanner, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 19th day of March 2015.

/s/ Raymond Kanner

Raymond Kanner

Director

POWER OF ATTORNEY

I, L. Erik Lundberg, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 19th day of March 2015.

/s/ L. Erik Lundberg

L. Erik Lundberg

Director

POWER OF ATTORNEY

I, Helmut Mader, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 19th day of March 2015.

/s/ Helmut Mader

Helmut Mader

Director

POWER OF ATTORNEY

I, Aje K. Saigal, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 19th day of March 2015.

/s/ Aje K. Saigal

Aje K. Saigal

Director

POWER OF ATTORNEY

I, Shaw B. Wagener, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Victor D. Kohn, Peter C. Kelly, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 19th day of March 2015.

/s/ Shaw B. Wagener

Shaw B. Wagener

Director

POWER OF ATTORNEY

I, David H. Zellner, the undersigned director of Emerging Markets Growth Fund, Inc., a Maryland corporation, do hereby constitute and appoint Shaw B. Wagener, Victor D. Kohn, Peter C. Kelly, Walter R. Burkley and Laurie D. Neat, each of them singularly, my true and lawful attorneys-in fact, with full power of substitution, and with full power to each of them, to sign for me in my name in the appropriate capacities, all Registration Statements of Emerging Markets Growth Fund, Inc. on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U.S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EFFECTIVE this 19th day of March 2015.

/s/ David H. Zellner

David H. Zellner

Director